Questions & Answers

Scudder Balanced Fund

Scudder Portfolio Trust

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and combine selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder Balanced Fund into Scudder Total Return Fund. Both funds are managed by the same portfolio management team and seek to achieve similar investment objectives through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A The combined fund is expected to pay a lower effective management fee than Scudder Balanced Fund. In addition, combining the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base. Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expenses currently paid by Scudder Balanced Fund for approximately three years following the merger. Consequently, the combined fund is expected to have lower total operating expense ratios than Scudder Balanced Fund.

Q&A continued

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Scudder Total Return Fund, which will probably be different from the net asset value per share of Scudder Balanced Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about March 14, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

•	Through the Internet by going to the website listed on your proxy card;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

•	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (Easy-Access Line or SAIL, as applicable)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder, your fund’s proxy solicitor, at 1-888-288-5518.

SCUDDER BALANCED FUND

A Message from the Fund’s Chief Executive Officer

January 7, 2005

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder Balanced Fund (“Balanced Fund”). While you are, of course, welcome to join us at the Balanced Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of Balanced Fund into Scudder Total Return Fund (“Total Return Fund”). In this merger, your shares of Balanced Fund would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for shares of Total Return Fund with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager of the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund boards and fund shareholders, this program will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Balanced Fund recommend approval of the merger because they believe it offers fund shareholders the following benefits, among others:

•	A similar investment opportunity in a larger fund that is expected to have a lower effective management fee; and

•	A lower expense ratio.

The investment objective and policies of Balanced Fund are similar to those of Total Return Fund. If the merger is approved, the Board expects that the proposed changes will take effect during the first calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Total Return Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Georgeson Shareholder, Balanced Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder Balanced Fund

SCUDDER BALANCED FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder meeting. It tells you what matter will be voted on and the time and place of the meeting, in the event you choose to attend in person.

To the Shareholders of Scudder Balanced Fund:

A Special Meeting of Shareholders of Scudder Balanced Fund (“Balanced Fund”) will be held February 24, 2005 at 9:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Balanced Fund to Scudder Total Return Fund (“Total Return Fund”), in exchange for shares of Total Return Fund and the assumption by Total Return Fund of all liabilities of Balanced Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Balanced Fund in complete liquidation of Balanced Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Balanced Fund at the close of business on December 13, 2004 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies that they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

By order of the Trustees

Dawn-Marie Driscoll (Chair)

Henry P. Becton, Jr.

Keith R. Fox

Louis E. Levy

Jean Gleason Stromberg

Jean C. Tempel

Carl W. Vogt

January 7, 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER BALANCED FUND

This document contains a combined prospectus/proxy statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page 26.

We urge you to review the prospectus/proxy statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us.

If you have any questions, please call Georgeson Shareholder, Balanced Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-888-288-5518) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

December 30, 2004

Acquisition of the assets of:	By and in exchange for shares of:

Scudder Balanced Fund a series of Scudder Portfolio Trust	Scudder Total Return Fund a series of Scudder Total Return Fund

Two International Place Boston, MA 02110 (617) 295-2572	222 S. Riverside Plaza Chicago, IL 60606 (617) 295-2572

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder Balanced Fund (“Balanced Fund”) into Scudder Total Return Fund (“Total Return Fund”). Total Return Fund and Balanced Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Balanced Fund will receive a number of full and fractional shares of the corresponding class of Total Return Fund equal in value as of the Valuation Time (as defined below on page 26) to the total value of such shareholder’s Balanced Fund shares.

This Prospectus/Proxy Statement is being mailed on or about January 7, 2005. It explains concisely what you should know before voting on the matter described herein or investing in Total Return Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Total Return Fund dated December 3, 2004, as supplemented from time to time, for Class S and Class AARP shares (the “Total Return Fund Prospectus”), a copy of which is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Balanced Fund dated May 1, 2004, as supplemented from time to time, for Class S and Class AARP shares (the “Balanced Fund Prospectus” and, together with the Total Return Fund Prospectus, the “Prospectuses”);

(iii)	the statement of additional information of Balanced Fund dated May 1, 2004, as supplemented from time to time, for Class S and Class AARP shares (the “Balanced Fund SAI”);

(iv)	the statement of additional information relating to the proposed merger, dated December 30, 2004 (the “Merger SAI” and, together with the Balanced Fund SAI, the “SAIs”); and

(v)	the audited financial statements and related independent accountant’s report for Balanced Fund contained in the Annual Report for the fiscal year ended December 31, 2003, and the unaudited financial statements contained in the Semi-annual Report for the six-month period ended June 30, 2004.

No other parts of the Prospectuses, SAIs, Annual Report or Semi-annual Report are incorporated by reference herein.

Because Class S and Class AARP of Total Return Fund have not yet commenced operation, there is no financial information available for these shares as of the date of this Prospectus/Proxy Statement.

Shareholders may get free copies of the Annual Report, Semi-annual Report, prospectus and/or statement of additional information for a Fund, request other information about a Fund or make shareholder inquiries by contacting their financial advisor or by calling the corresponding Fund at 1-800-253-2277 for Class AARP shares and 1-800-SCUDDER for Class S shares.

Like shares of Balanced Fund, shares of Total Return Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder, Balanced Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor.

Total Return Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Trustees of Scudder Portfolio Trust (the “Trust”), of which Balanced Fund is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Balanced Fund into Total Return Fund. If approved by shareholders, all of the assets of Balanced Fund will be transferred to Total Return Fund solely in exchange for the issuance and delivery to Balanced Fund of Class S shares and Class AARP shares of Total Return Fund (“Merger Shares”) with a value equal to the value of Balanced Fund’s assets net of liabilities and for the assumption by Total Return Fund of all liabilities of Balanced Fund. Immediately following the transfer, the appropriate class of Merger Shares received by Balanced Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2. What will happen to my shares of Balanced Fund as a result of the merger?

Your shares of Balanced Fund will, in effect, be exchanged for shares of the same class of Total Return Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page 26).

3. Why have the Trustees of the Trust recommended that I approve the merger?

The Trustees believe that the merger may provide shareholders of Balanced Fund with the following benefits:

•	Lower Expense Ratio. If the merger is approved, Balanced Fund shareholders are expected to benefit from a lower total fund operating expense ratio.

•	Compatible Investment Opportunity. The merger offers shareholders of Balanced Fund the opportunity to invest in a substantially larger combined fund with similar investment policies. Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor for the Funds, has advised the Trustees that Balanced Fund and Total Return Fund have compatible investment objectives and policies. In addition, the Advisor has advised the Trustees that both Funds have the same portfolio management team and follow similar investment processes.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Balanced Fund and (2) the interests of the existing shareholders of Balanced Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) effecting the merger.

4. How do the investment goals, policies and restrictions of the two Funds compare?

Total Return Fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. Balanced Fund seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. Total Return Fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Balanced Fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower quality debt securities. Balanced Fund may, however, invest up to 75% of its net assets in equity securities and up to 50% in fixed income securities, based on the portfolio managers’ evaluation of the relative attractiveness of equity securities as compared to fixed income securities. At all times, Balanced Fund invests at least 25% of net assets in fixed income senior securities.

Both Funds’ bond investments consist mainly of investment-grade bonds (those in the top four grades of credit quality). However, Total Return Fund could invest up to 35% of total assets in junk bonds, while Balanced Fund could invest up to 20% of total assets in junk bonds. Both Funds may also invest in foreign securities (in the case of Total Return Fund, up to 25% of total assets). Although not one of either Fund’s principal investment strategies, each Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Each Fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of April 30, 2004, and of Total Return Fund on a pro forma combined basis, giving effect to the proposed merger as of that date.

Portfolio Composition (as a % of Fund)

	Balanced Fund	Total Return Fund	Total Return Fund Pro Forma (Combined)(1)
Common and Preferred Stocks	65%	63%	64%
Fixed Income Holdings	32%	36%	35%
Cash and Cash Equivalents	3%	1%	1%

	100%	100%	100%

(1)	Reflects the blended characteristics of Balanced Fund and Total Return Fund as of April 30, 2004. The portfolio composition and characteristics of the combined Fund will change consistent with its stated investment objective and policies.

5. How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended April 30, 2004 and the pro forma estimated expense ratios of Total Return Fund assuming consummation of the merger as of that date.

Shareholder Fees (fees paid directly from your investment)

	Class S1	Class AARP[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
Balanced Fund	None	None
Total Return Fund	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)
Balanced Fund	None	None
Total Return Fund	None	None
Redemption/Exchange Fee (as a % of amount redeemed)[2]
Balanced Fund	None	None
Total Return Fund	None	None

(1)	Class S and Class AARP for Total Return Fund have not yet commenced operations as of the date of this Prospectus/Proxy Statement.
(2)	Effective February 1, 2005, each Fund will impose a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange).

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedules for Total Return Fund reflect both the current management fee schedule as well as reductions that will be effective upon the consummation of the merger. As of April 30, 2004, Total Return Fund and Balanced Fund had net assets of $1,974,345,900 and $725,903,647, respectively.

Balanced Fund		Total Return Fund (Pre-Merger)		Total Return Fund (Post-Merger)

Average Daily Net Assets	Manage- ment Fee	Average Daily Net Assets	Manage- ment Fee	Average Daily Net Assets	Manage- ment Fee
$0 - $1.5 billion	.470%	$0 - $250 million	.580%	$0 - $1.5 billion	.470%
$1.5 billion - $2 billion	.445%	$250 million - $1 billion	.550%	$1.5 billion - $2 billion	.445%
Over $2 billion	.420%	$1 billion - $2.5 billion	.530%	$2 billion - $3.5 billion	.410%
		$2.5 billion - $5 billion	.510%	$3.5 billion - $5.5 billion	.400%
		$5 billion - $7.5 billion	.480%	$5.5 billion - $7.5 billion	.390%
		$7.5 billion - $10 billion	.460%	$7.5 billion - $10.0 billion	.380%
		$10 billion - $12.5 billion	.440%	$10.0 billion - $12.5 billion	.370%
		Over $12.5 billion	.420%	Over $12.5 billion	.360%

As shown below, the merger is expected to result in a lower effective management fee ratio and total expense ratio for shareholders of Balanced Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses
Balanced Fund
Class S	0.47%	None	0.29%[2]	0.76%	—[3]	0.76%
Class AARP	0.47%	None	0.32%[2]	0.79%	—[3]	0.79%

Total Return Fund
Class S4	0.54%	None	0.28%	0.82%	—	0.82%
Class AARP[4]	0.54%	None	0.31%	0.85%	—	0.85%

Total Return Fund (Pro forma combined)
Class S4	0.45%[1]	None	0.28%[6]	0.73%	—[5]	0.73%
Class AARP[4]	0.45%[1]	None	0.31%[6]	0.76%	0.01%[5]	0.75%

(1)	Restated to reflect the management fee schedule for Total Return Fund that is effective upon consummation of the merger.
(2)	Restated to reflect estimated costs due to the termination of the fixed rate administrative fee as of March 31, 2004, for Balanced Fund.
(3)	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain Balanced Fund’s total annual operating expenses at 0.915% for Class S and Class AARP shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.
(4)	Estimated since no Class S or Class AARP shares were issued as of April 30, 2004.
(5)	Through March 13, 2008, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.73% and 0.75% for Class S and Class AARP shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.
(6)	Other expenses are estimated, accounting for the effect of the merger.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, expects the combined Fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Balanced Fund
Class S	$78	$243	$422	$942
Class AARP	$81	$252	$439	$978

Total Return Fund
Class S	$84	$262	$455	$1,014
Class AARP	$87	$271	$471	$1,049

Total Return Fund (Pro forma combined)
Class S	$75	$233	$406	$906
Class AARP[1]	$77	$240	$419	$939

(1)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods.

6. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Balanced Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

7. Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8. Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

Orders for the purchase or redemption of Class S and Class AARP shares of the Funds may be made either directly with the Funds or through a “third party provider”—for example, a workplace retirement plan, financial supermarket or financial advisor—which may have its own policies or instructions.

Each Fund reserves the right to honor any request for redemption or repurchase by “redeeming in kind,” that is, by making payment in readily marketable securities (which typically involve brokerage costs when liquidating the securities to cash).

Orders received by the Funds are effected only on days when the New York Stock Exchange (“NYSE”) is open for trading. Purchases and redemptions of shares of each Fund are made at the Fund’s net asset value (“NAV”) per share calculated as of the close of the NYSE (normally, 4:00 p.m. Eastern time). You can place an order to buy or sell shares at any time. The NAV per each class of each Fund is calculated by dividing the value of total assets of the class, minus all liabilities, by the total number of the class outstanding shares.

9. How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Balanced Fund.

10. Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the total value of the shares of Total Return Fund you receive will equal the total value of the shares of Balanced Fund that you hold at the time of the merger. Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11. What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the holders of a majority of the shares of Balanced Fund.

The Trustees of Balanced Fund believe that the proposed merger is in the best interests of Balanced Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. Investment Strategies and Risk Factors

What are the main investment strategies and related risks of Total Return Fund, and how do they compare with those of Balanced Fund?

Investment Objectives and Strategies.    As noted above, Total Return Fund and Balanced Fund have similar investment objectives. Total Return Fund’s investment objective is to seek the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. Balanced Fund’s investment objective is to seek a balance of growth and income from a diversified portfolio of equity and fixed income securities. The portfolio managers for the two Funds are the same.

Total Return Fund.    Total Return Fund follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The Advisor employs a team approach to allocate Total Return Fund’s assets among the various asset classes.

Total Return Fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Total Return Fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower quality debt securities. Generally, most securities are from U.S. issuers, but the fund may invest up to 25% of total assets in foreign securities.

Normally, Total Return Fund’s bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, Total Return Fund could invest up to 35% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields but have higher volatility and risk of default.

Although not one of its principal investment strategies, Total Return Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, Total Return Fund may use futures, currency options and forward currency transactions. Total Return Fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The Advisor regularly reviews Total Return Fund’s investment allocations and will vary them to favor asset classes that, in its judgment, provide the most favorable return outlook consistent with Total Return Fund’s investment objective. In deciding how to allocate Total Return Fund’s assets, the Advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The Advisor follows specific strategies in selecting equity and fixed securities for Total Return Fund’s portfolio. Equity securities in Total Return Fund’s portfolio generally include “growth” stocks as well as “value” stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the Advisor primarily invests in U.S. companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The Advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The Advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the Advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The Advisor then compares a company’s stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The Advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The Advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The Advisor also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

The Advisor will normally sell a security when it believes its price is unlikely to go higher, its fundamental qualities have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on or within a given industry or among asset classes.

Fixed income securities in Total Return Fund’s portfolio include both investment grade and lower-quality debt securities, and may include securities of both U.S. and non-U.S. (including emerging market) issuers.

U.S. Investment Grade Securities. In selecting these securities for investment, the Advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The Advisor looks to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the Advisor believes may add above-market value.

The Advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by Total Return Fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the Advisor follows a bottom-up, relative value strategy. The Advisor looks to purchase foreign securities that offer incremental value over U.S. Treasuries. The Advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-U.S. fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The Advisor sells securities or exchanges currencies when they meet their target price objectives or when the Advisor revises price objectives downward. In selecting emerging market securities, the Advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the Advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuer’s debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Total Return Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Balanced Fund.    Balanced Fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed income securities, including lower-quality debt securities. Balanced Fund may, however, invest up to 75% of its net assets in equity securities and up to 50% in fixed income securities, based on the portfolio managers’ evaluation of the relative attractiveness of equity securities as compared to fixed income securities. At all times, Balanced Fund invests at least 25% of net assets in fixed-income senior securities. Balanced Fund may invest in foreign securities as well as securities of U.S. issuers.

Balanced Fund’s bond investments are primarily in the top four grades of credit quality. Balanced Fund could put up to 20% of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields but have higher volatility and risk of default. Balanced Fund may also invest in foreign securities. Balanced Fund may also invest up to 15% of its total assets to buy or sell protection on credit exposure.

Although not one of its principal investment strategies, Balanced Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Balanced Fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Equity securities in Balanced Fund’s portfolio generally include “growth” stocks as well as “value” stocks and normally include stocks of both small and large companies.

Growth Stocks. In choosing these securities, the managers primarily invest in US companies that they believe offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The managers focus on high quality growth companies that are leaders or potential leaders in their respective industries. The managers conduct in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

The managers will normally sell a security when they believe its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on or within a given industry.

Fixed income securities in Balanced Fund’s portfolio include both investment grade and lower-quality debt securities, and may include securities of both U.S. and non-U.S. (including emerging market) issuers.

U.S. Investment Grade Securities. In selecting these securities for investment, the Advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the Advisor believes may add above-market value.

The Advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by Balanced Fund. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Debt Securities. In selecting these securities for investment, the Advisor follows a bottom-up, relative value strategy. The Advisor looks to purchase foreign securities that offer incremental value over U.S. Treasuries. The Advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-U.S. fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The Advisor sells securities or exchanges currencies when they meet their target price objectives or when the Advisor revises price objectives downward. In selecting emerging market securities, the Advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

High Yield Securities. In selecting these securities for investment, the Advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuer’s debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Balanced Fund may lend its fixed income investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

In addition, for temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments and high quality debt securities without equity features. In such a case, each Fund would not be pursuing, and may not achieve, its investment objective.

General.    The Funds have identical fundamental investment policies, which may not be changed without a shareholder vote.

DeAM believes that Total Return Fund should provide a comparable investment opportunity for shareholders of Balanced Fund.

For a more detailed description of the investment techniques used by Total Return Fund and Balanced Fund, please see the applicable Fund’s Prospectus and Statement of Additional Information.

Primary Risks.    As with any stock fund, you may lose money by investing in Total Return Fund. Certain risks associated with an investment in Total Return Fund are summarized below. Subject to limited exceptions, the risks of an investment in Total Return Fund are substantially similar to the risks of an investment in Balanced Fund. More detailed descriptions of the risks associated with an investment in Total Return Fund can be found in the Total Return Fund Prospectus and Total Return Fund SAI.

The value of your investment in Total Return Fund will change with changes in the values of the investments held by Total Return Fund. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect Total Return Fund’s investments as a whole. Total Return Fund could be subject to additional principal risks because the types of investments it makes can change over time.

Stock Market Risk.    As with most stock funds, an important factor with Total Return Fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Total Return Fund makes and Total Return Fund may not be able to get attractive prices for them. An investment in Balanced Fund is also subject to this risk.

Industry Risk.    While Total Return Fund does not concentrate in any industry, to the extent that Total Return Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Balanced Fund is also subject to this risk.

Value Investing Risk.    As with any investment strategy, the “value” strategy used in managing Total Return Fund’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, Total Return Fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks. An investment in Balanced Fund is also subject to this risk.

Small Company Capitalization Risk.    Small company stocks tend to experience steeper price fluctuations—down as well as up—than the stocks of larger companies. A shortage of reliable information—the same information gap that creates opportunity—can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares. An investment in Balanced Fund is also subject to this risk.

Foreign Investment Risk.    To the extent that Total Return Fund holds the securities of companies based outside the U.S., it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of Total Return Fund’s investments or prevent Total Return Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than the U.S. markets. These risks tend to be greater in emerging markets, so to the extent Total Return Fund invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which Total Return Fund has invested could decline relative to the value of the U.S. dollar, which would decrease the value of the investment to U.S. investors. An investment in Balanced Fund is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Total Return Fund that occurs during the term of the loan would be borne by Total Return Fund and would adversely affect Total Return Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Total Return Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Balanced Fund is also subject to this risk.

Credit Risk.    A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because Total Return Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. An investment in Balanced Fund is also subject to this risk.

Interest Rate Risk.    Generally, fixed income securities will decrease in value when interest rates rise, and increase in value when interest rates decline. The longer the effective maturity of Total Return Fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by Total Return Fund may prepay principal earlier than scheduled, forcing Total Return Fund to reinvest in lower yielding securities. This prepayment may reduce Total Return Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing Total Return Fund’s duration and reducing the value of such a security. Because Total Return Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks. An investment in Balanced Fund is also subject to this risk.

Other factors that could affect performance include:

•	the Advisor could be incorrect in its analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters;

•	at times, market conditions might make it hard to value some investments. As a result, if Total Return Fund has valued its securities too highly, you may end up paying too much for Total Return Fund shares when you buy into Total Return Fund. If Total Return Fund underestimates the price of its securities, you may not receive the full market value for your Total Return Fund shares when you sell;

•	the Advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the Advisor to be of equivalent quality. In addition, the Advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the Advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary Risks” in each Fund’s Prospectus for more information).

An investment in Balanced Fund is also subject to these other risk factors.

Performance Information.    The following information provides some indication of the risks of investing in each Fund. The bar charts show year-to-year changes in the performance of Total Return Fund’s Class A shares and Balanced Fund’s Class S shares.

The table following the charts compares the Funds’ performance to each other’s and to that of broad measures of market performance (which, unlike a Fund, do not have any fees or expenses). Of course, a Fund’s past performance (before and after taxes) is not necessarily an indication of future performance; however, it can be valuable for an investor to know.

Because Class S and Class AARP shares of Total Return Fund have not yet begun operations as of the date of this Prospectus/Proxy Statement, no performance information for these classes is available. In the bar chart and the table, the performance figures for Total Return Fund are based upon the historical performance of Total Return Fund’s Class A shares, except that the effect of the Class A shares maximum sales load is not shown because the Class AARP and Class S shares do not impose a sales load.

For Balanced Fund, the inception date for Class AARP shares was August 28, 2000. In the bar chart, the performance figures for Class S are shown, since this was the Fund’s original share class. In the table, the performance figures for Class AARP prior to its inception are based on the historical performance of Class S, adjusted to reflect the higher operating expenses of Class AARP.

Class S and Class AARP shares of Total Return Fund would have substantially similar annual returns as Class A shares, as the shares are invested in the same portfolio of securities, and would differ only to the extent that Class S and Class AARP shares do not have the same expenses as Class A shares.

Calendar Year Total Returns (%)

Total Return Fund—Class A Shares

For the periods included in the bar chart:

Best Quarter: 13.07%, Q2 1997                    Worst Quarter: -10.01%, Q2 2002

Balanced Fund—Class S Shares*

For the periods included in the bar chart:

Best Quarter: 14.71%, Q4 1998                    Worst Quarter: -9.72%, Q2 2002

*	In the bar chart, total returns for 1995 through 1998 would have been lower if operating expenses had not been reduced.

Performance figures for the bar chart for Class A shares of Total Return Fund do not reflect the impact of sales charges. If they did, performance for Class A shares of Total Return Fund would be lower than as shown.

Year-to-date performance through September 30, 2004 was 0.81% for Class A shares of Total Return Fund and 1.14% for Class S shares of Balanced Fund.

Average Annual Total Returns (for periods ended December 31, 2003)

	Past 1 year	Past 5 years	Past 10 years
Total Return Fund
Class A (unadjusted for sales charge)
(Return before Taxes)	17.21%	0.53%	6.53%
(Return after Taxes on distributions)	16.72%	-0.83%	4.14%
(Return after Taxes on distributions and Sale of Fund Shares)	11.33%	-0.16%	4.43%
S&P 500 Index[1] (Reflects no deductions for fees, expenses or taxes)	28.68%	-0.57%	11.07%
Lehman Brothers Government/Credit Index[2] (Reflects no deductions for fees, expenses or taxes)	4.67%	6.66%	6.98%
Russell 1000 Growth Index[3] (Reflects no deductions for fees, expenses or taxes)	29.75%	-5.11%	9.21%
Lehman Brothers Aggregate Bond Index[4] (Reflects no deductions for fees, expenses or taxes)	4.10%	6.62%	6.95%

Balanced Fund*
Class S (Return before Taxes)	17.19%	0.69%	7.80%
(Return after Taxes on distributions)	15.37%	-2.46%	3.19%
(Return after Taxes on distributions and Sale of Fund Shares)	9.99%	-2.07%	2.76%
Class AARP (Return before Taxes)	17.26%	0.70%	7.80%
S&P 500 Index[1] (Reflects no deductions for fees, expenses or taxes)	28.68%	-0.57%	11.07%
Russell 1000 Growth Index[3] (Reflects no deductions for fees, expenses or taxes)	29.75%	-5.11%	9.21%
Lehman Brothers Aggregate Bond Index[4] (Reflects no deductions for fees, expenses or taxes)	4.10%	6.62%	6.95%

(1)	The Standard & Poor’s 500 Composite Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(2)	The Lehman Brothers Government/Credit Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities.
(3)	The Russell 1000 Growth is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher book-to-price ratios and higher forecasted growth values.
(4)	The Lehman Brothers Aggregate Bond Index is an unmanaged, market value-weighted measure of treasury issues, corporate bond issues and mortgage securities. The Lehman Brothers Aggregate Bond Index will replace the Lehman Brothers Government/Credit Index as one of Total Return Fund’s primary benchmarks, as the Lehman Brothers Aggregate Bond Index is believed to be more reflective of the investment strategy pursued by Total Return Fund’s Advisor.

*	In the table, total returns for 1995 through 1998 would have been lower if operating expenses had not been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information for Class S shares, call 1-800-SCUDDER or visit the website at www.myScudder.com or for Class AARP shares, call 1-800-253-2277 or visit the website at www.aarp.scudder.com.

After-tax returns are estimates based on the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns for Total Return Fund are shown for Class A shares only and will vary for Class S and Class AARP. After-tax returns for Balanced Fund are shown for Class S shares only and will vary for Class AARP. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

III. Other Comparisons Between the Funds

Advisor, Subadvisor and Portfolio Managers.    Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is part of DeAM and an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Limited, Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Total Return Fund’s Board has approved a subadvisory agreement, and Balanced Fund’s Board has approved a research and subadvisory agreement, between DeIM and Deutsche Asset Management Investment Services Ltd. (“DeAMIS”). DeAMIS, One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor to each Fund. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of each Fund’s portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM compensates DeAMIS out of the management fee it receives from each Fund.

Each Fund is managed by a team of investment professionals who share responsibility for each Fund’s investment management decisions.

Julie M. Van Cleave, CFA, is Managing Director of DeAM and Portfolio Manager of each Fund. Ms. Van Cleave joined DeAM and each Fund in 2002 and is the Head of Large Cap Growth Portfolio Selection Team. Ms. Van Cleave’s previous experience includes 18 years’ investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team. Ms. Van Cleave holds an MBA from the University of Wisconsin—Madison.

Thomas F. Sassi is Managing Director of DeAM and Portfolio Manager of each Fund. Mr. Sassi joined DeAM in 1996 and each Fund in 2004. Mr. Sassi has over 32 years of investment industry experience. Mr. Sassi received his MBA from Hofstra University.

J. Christopher Gagnier is Managing Director of DeAM and Portfolio Manager of each Fund. Mr. Gagnier joined DeAM in 1997 and each Fund in 2002. Prior to that, Mr. Gagnier was portfolio manager at Paine Webber from 1984 to 1997. Mr. Gagnier began his investment career in 1979 and holds an MBA from the University of Chicago.

Andrew P. Cestone is Managing Director of DeAM and Portfolio Manager of each Fund. Mr. Cestone joined DeAM in 1998 and each Fund in 2002. Mr. Cestone is Head of Core Plus Fixed Income. Prior to that, Mr. Cestone was an investment analyst with Phoenix Investment Partners from 1997 to 1998, and credit officer, asset based lending group, with Fleet Bank from 1995 to 1997.

Arnim S. Holzer is Director of DeAM and Portfolio Manager of each Fund. Mr. Holzer joined DeAM in 1999, having served with the equity and fixed-income investment committees. Mr. Holzer is a Senior Investment Strategist for Asset Allocation. Mr. Holzer’s previous experience includes 18 years of investment industry experience, including three years managing Emerging Markets Fixed Income, Emerging Markets Equity and Emerging Markets balanced accounts at Deltec Asset Management Corporation. Mr. Holzer joined each Fund in 2004. Mr. Holzer received his MBA from Fordham University.

Brett Diment is Managing Director of DeAM and Portfolio Manager of each Fund. Mr. Diment joined DeAM in 1991, Total Return Fund in 2002 and Balanced Fund in 2004. Mr. Diment is Head of Emerging Market Debt for London Fixed Income and is responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London. Mr. Diment began his investment career in 1991.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C, Class R, Institutional Class, Class S and Class AARP shares of Total Return Fund, and acts as agent of each Fund in the continuing offer of such shares. Pursuant to an underwriting agreement, SDI is the principal underwriter for the Class S and Class AARP shares of Balanced Fund. Rule 12b-1 distribution plans have not been adopted for Class S shares or Class AARP shares of either Fund.

Trustees and Officers.    The Trustees of the Trust (of which Balanced Fund is a series) are different from those of Scudder Total Return Fund (of which Total Return Fund is a series). As described more fully in the Balanced Fund SAI, which is available upon request, the following individuals comprise the Board of Trustees of the Trust: Dawn-Marie Driscoll (Chair), Henry P. Becton, Jr., Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. As described more fully in the statement of additional information for Total Return Fund, which is available upon request, the following individuals comprise the Board of Trustees of Scudder Total Return Fund: John W. Ballantine, Lewis A. Burnham, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, Shirley D. Peterson (Chair), Fred B. Renwick (who will retire at the end of the year), William N. Shiebler and John G. Weithers. The officers of the Trust are the same as those of Scudder Total Return Fund, except that Philip J. Collora, Vice President and Assistant Secretary of Scudder Total Return Fund, is not an officer of Scudder Portfolio Trust, and John Millette, Secretary of Scudder Total Return Fund, is Vice President and Secretary of Scudder Portfolio Trust.

Independent Registered Public Accounting Firms (“Auditors”).    Total Return Fund’s Auditors are Ernst & Young LLP. Balanced Fund’s Auditors are PricewaterhouseCoopers LLP.

Charter Documents.

Scudder Portfolio Trust

General.    The Trust is an open-end management investment company, which was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated September 20, 1984, as amended (“Declaration of Trust”). Scudder Balanced Fund is a diversified series of the Trust. The Trust is also governed by its bylaws and applicable state law.

Shares.    The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, from an unlimited number of series of shares. All shares are fully paid and non-assessable (except as described below), transferable, have no pre-emptive or conversion rights and are redeemable as described in the Balanced Fund Prospectus and the Balanced Fund SAI.

Voting Rights.    The shareholders shall have power to vote only (i) for the election or removal of Trustees; (ii) with respect to any investment advisory or management contract entered into; (iii) with respect to termination of the Trust; (iv) with respect to any amendment of the Declaration of Trust; (v) with respect to any merger, consolidation or sale of assets; (vi) with respect to incorporation of the Trust, or any series; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; (viii) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (ix) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the SEC (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any series of shares, establish or reserve the right to establish conditions under which the several series shall have separate voting rights or, if a series would not, in the sole judgment of the Trustees, be materially affected by a proposal, no voting rights. There shall be no cumulative voting in the election of Trustees.

Shareholder Meetings.    The Trust is generally not required to hold meetings of its shareholders. Meetings of shareholders may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution of a majority of Trustees, or at the written request of the holder or holders of ten percent or more of the total number of shares then issued and outstanding of the Trust entitled to vote at such meeting.

Election and Term of Trustees.    Generally, the Trustees shall be elected by the shareholders owning of record a plurality of the shares voting at a meeting of shareholders. In the case of a vacancy, subject to the provisions of Section 16(a) of the Investment Company Act of 1940, as amended, the remaining Trustees shall fill such vacancy by the appointment of a person as the Trustees in their discretion see fit, made by a written instrument signed by a majority of the Trustees then in office. Except in the event of resignation or removal pursuant to the Declaration of Trust, or death, bankruptcy, adjudicated incompetence or other incapacity, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such event, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.

Shareholder Liability.    Under Massachusetts law, shareholders of a series could, under certain circumstances, be held liable for the obligations of their series. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and permits notice of such disclaimer to be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust’s Trustees. Moreover, the Declaration of Trust of the Trust provides indemnification for all losses and expenses of any shareholder held liable for the obligations of their series. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more series of which the shareholder who is entitled to indemnification or reimbursement was a shareholder at the time the act or event occurred which gave rise to the claim or liability, and the Fund may be covered by insurance. Thus the risk of a shareholder liability is considered by DeAM to be remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

Trustee Liability.    The Trustees of the Trust generally are not liable for any obligation of the Trust. The Trust will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties.

Scudder Total Return Fund

General.    Scudder Total Return Fund (for purposes of this section only, the “Trust”) is an open-end management investment company, which was established as a Massachusetts business trust pursuant to a Declaration of Trust dated October 24, 1985, and effective January 31, 1986. Total Return Fund is classified as a diversified series of the Trust. The Trust is also governed by its bylaws and applicable state law.

Shares.    The Trust is authorized to issue an unlimited number of shares of beneficial interest, without a par value, from an unlimited number of series of shares. Only one series, Total Return Fund, has been established. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the Total Return Fund Prospectus and Total Return Fund SAI. Each share has equal rights with each other share of the same class of Total Return Fund as to voting, dividends, exchanges, conversion features and liquidation.

Voting Rights.    On each matter submitted to a vote of shareholders of the Trust, each full share is entitled to one vote, and each fractional share is entitled to a fractional vote. The shareholders shall have power to vote only: (a) for the election or removal of Trustees; (b) with respect to any investment advisor or manager; (c) with respect to any termination or reorganization of the Trust or any series or class thereof; (d) with respect to certain material amendments of the Declaration of Trust; and (e) with respect to such additional matters relating to the Trust as may be required by law, the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Notwithstanding any other provision of the Declaration of Trust, on any matter submitted to a vote of shareholders all shares of the Trust then entitled to vote shall, except to the extent otherwise required or permitted by the preferences and special or relative rights or privileges of any class of shares, be voted by individual series and not in the aggregate or by class, except (a) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or class shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until shares of any series or class are issued, the Trustees may exercise all rights of shareholders and may take any action required by law, the Declaration of Trust or the By-Laws to be taken by shareholders of such series or class.

Shareholder Meetings.    The Trust generally is not required to hold annual meetings of shareholders unless required by the 1940 Act. Meetings of the shareholders may be called at any time by the Trustees, by the President or, if the Trustees and the President shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting (or 10% if the purpose of the meeting is to determine if a trustee shall be removed from office), then such shareholders may call such meeting. Each call of a meeting shall state the place, date, hour and purposes of the meeting.

Election and Term of Trustees.    The Trustees shall be elected by the shareholders owning of record a plurality of the shares voting at a meeting of shareholders. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, retires, resigns or is removed.

Shareholder Liability.    Under Massachusetts law, shareholders of a series could, under certain circumstances, be held liable for the obligations of their series. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of this series. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more series of which the shareholder who is entitled to indemnification or reimbursement was a shareholder at the time the act or event occurred which gave rise to the claim or liability.

Trustee Liability.    The Trustees of the Trust generally are not liable for any obligation of the Trust. The Trust will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties.

The foregoing is only a summary of the charter documents of Scudder Total Return Fund and Scudder Portfolio Trust and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Fund Accounting Fees.    Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts 02110, a subsidiary of DeIM, is responsible for determining the net asset value per share of each Fund and maintaining the portfolio and general accounting records for each Fund. Balanced Fund pays a fee directly to SFAC. Total Return Fund does not pay a fee directly to SFAC, but indirectly pays for the services through its management fee.

IV. Information About the Proposed Merger

General.    The shareholders of Balanced Fund are being asked to approve a merger between Balanced Fund and Total Return Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Balanced Fund to Total Return Fund in exchange for the assumption by Total Return Fund of all liabilities of Balanced Fund and for the issuance and delivery to Balanced Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Total Return Fund.

After receipt of the Merger Shares, Balanced Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Balanced Fund, and the legal existence of Balanced Fund as a series of Scudder Portfolio Trust will be terminated. Each shareholder of Balanced Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to, the aggregate value of the shareholder’s Balanced Fund shares.

Prior to the date of the merger, Balanced Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Total Return Fund, if any, and declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of Balanced Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has represented that, as of November 30, 2004, Balanced Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of Total Return Fund.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders of Balanced Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of Balanced Fund.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and the Trustees of Scudder Total Return Fund may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.     DeAM first proposed the merger to the Trustees of Balanced Fund in September 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of Balanced Fund conducted a thorough review of the potential implications of the merger on Balanced Fund’s shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On December 13, 2004, the Trustees of Balanced Fund, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act), approved the terms of the merger. The Trustees have also unanimously agreed to recommend that the merger be approved by the Fund’s shareholders.

In determining to recommend that the shareholders of Balanced Fund approve the merger, the Trustees considered, among others, the factors described below:

•

The fees and expense ratios of the Funds, including comparisons between the expense ratios of Balanced Fund and the estimated operating expense ratios of the combined fund, and between the estimated operating expense ratios of the combined fund and other mutual funds with similar investment objectives. The Trustees noted that the estimated operating expense ratios of each class of the combined fund are lower than the corresponding class of Balanced Fund. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for approximately a three year period at levels below

Balanced Fund’s current operating expense ratios. The Trustees also gave extensive consideration to possible economies of scale that might be realized by DeAM in connection with the merger, as well as the other fund combinations included in DeAM’s restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of Total Return Fund, as proposed to be revised upon completion of the merger. The Trustees also concluded that fees and expenses were fair and reasonable based on the anticipated quality of the services to be provided, the current expense ratios of Balanced Fund and the operating expense ratios of other mutual funds with similar investment objectives.

•	The terms and conditions of the merger. The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The compatibility of Balanced Fund’s and Total Return Fund’s investment objectives, policies, restrictions and portfolios. Based on information provided by DeAM, the Trustees concluded that the investment objectives, policies and restrictions of Balanced Fund and Total Return Fund were similar and that the securities in Balanced Fund’s portfolio were compatible with the securities in Total Return Fund’s portfolio. The Trustees also considered that the merger would permit the shareholders of Balanced Fund to pursue similar investment goals in a larger fund.

•	The service features available to shareholders of Total Return Fund. The Trustees concluded that the services available to shareholders of each class of Total Return Fund were substantially similar to those available to shareholders of the corresponding class of Balanced Fund.

•	The costs to be borne by Balanced Fund, Total Return Fund and DeAM as a result of the merger. Based on representations by DeAM and the terms of the Agreement and Plan of Reorganization, the Trustees noted that DeAM would bear all expenses associated with the merger, including transaction costs associated with any related repositioning of the Funds’ portfolios.

•	Prospects for the combined fund to attract additional assets. Based on, among other factors, the size of the combined fund and the estimated expense ratio of the combined fund, the Trustees concluded that the combined fund would be more likely to attract additional assets than Balanced Fund and enjoy any related economies of scale.

•	The tax consequences of the merger on Balanced Fund, Total Return Fund and their respective shareholders, including, in particular, the historical and pro forma tax attributes of Balanced Fund and Total Return Fund and the effect of the merger on certain tax losses of the Funds (see “Federal Income Tax Consequences” below). The Trustees concluded that lower fund operating expense ratios and other benefits to shareholders resulting from the merger outweighed the potentially less favorable tax attributes of the combined fund.

•	The investment performance of Balanced Fund and Total Return Fund. The Trustees noted that both Funds had similar returns over the one, five and ten year periods.

•	That DeIM has agreed to indemnify Total Return Fund against certain liabilities Total Return Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Total Return Fund (see Section VI) so that the likelihood that the combined Fund would suffer any loss is considered by Fund management to be remote.

Based on all of the foregoing, the Trustees concluded that Balanced Fund’s participation in the merger would be in the best interests of Balanced Fund and would not dilute the interests of Balanced Fund’s existing shareholders. The Trustees of Balanced Fund, including all Trustees who are not “interested persons” of the Fund (as defined in the 1940 Act), unanimously recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Total Return Fund will acquire all of the assets of Balanced Fund solely in exchange for the assumption by Total Return Fund of all liabilities of Balanced Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on March 11, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Balanced Fund will transfer all of its assets to Total Return Fund, and in exchange, Total Return Fund will assume all liabilities of Balanced Fund and deliver to Balanced Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Balanced Fund attributable to shares of the corresponding class of Balanced Fund, less the value of the liabilities of Balanced Fund assumed by Total Return Fund attributable to shares of such class of Balanced Fund. Immediately following the transfer of assets on the Exchange Date, Balanced Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Balanced Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Balanced Fund. As a result of the proposed merger, each shareholder of Balanced Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of Balanced Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Total Return Fund in the name of such Balanced Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of Total Return Fund have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Trustees of the Trust and the Trustees of Total Return Fund have determined that the proposed merger is in the best interests of their respective Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Total Return Fund and Balanced Fund, (ii) by either party if the merger shall not be consummated by May 13, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Balanced Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Balanced Fund are added to the portfolio of Total Return Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Total Return Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $569,628. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to Balanced Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class S and Class AARP shares of Total Return Fund. Prior to the merger, Total Return Fund did not offer Class S and Class AARP shares. These classes are now offered by Total Return Fund to accommodate the existing holders of Class S and Class AARP shares of Balanced Fund. Balanced Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Balanced Fund. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Balanced Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the Total Return Fund Prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Total Return Fund could, under certain circumstances, be held personally liable for the obligations of Total Return Fund. However, Total Return Fund’s Declaration of Trust disclaims shareholder liability for acts or obligations of Total Return Fund and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of Total Return Fund. The indemnification and reimbursement discussed in the preceding sentence shall be made only out of the assets of Total Return Fund.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•

The acquisition by Total Return Fund of all of the assets of Balanced Fund solely in exchange for Merger Shares and the assumption by Total Return Fund of all of the liabilities of Balanced Fund, followed by the distribution by Balanced Fund to its shareholders of Merger Shares in complete liquidation of Balanced Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Total Return Fund and Balanced Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, Balanced Fund will not recognize gain or loss upon the transfer of its assets to Total Return Fund in exchange for Merger Shares and the assumption of the Balanced Fund liabilities by Total Return Fund, and Balanced Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Balanced Fund.

•	Under Section 354 of the Code, shareholders of Balanced Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Balanced Fund shares.

•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Balanced Fund will be the same as the aggregate basis of Balanced Fund shares exchanged therefor.

•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Balanced Fund shareholder will include the holding period of Balanced Fund shares exchanged therefor, provided that the Balanced Fund shareholder held the Balanced Fund shares at the time of the reorganization as a capital asset.

•	Under Section 1032 of the Code, Total Return Fund will not recognize gain or loss upon the receipt of assets of Balanced Fund in exchange for Merger Shares and the assumption by Total Return Fund of all of the liabilities of Balanced Fund.

•	Under Section 362(b) of the Code, the basis of the assets of Balanced Fund transferred to Total Return Fund in the reorganization will be the same in the hands of Total Return Fund as the basis of such assets in the hands of Balanced Fund immediately prior to the transfer.

•	Under Section 1223(2) of the Code, the holding periods of the assets of Balanced Fund transferred to Total Return Fund in the reorganization in the hands of Total Return Fund will include the periods during which such assets were held by Balanced Fund.

Total Return Fund’s ability to carry forward its pre-merger losses as well as those of Balanced Fund technically will be limited as a result of the merger. The effect of this limitation, however, will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on June 30, 2004, such limitation would have had little impact due to the fact that Total Return Fund and Balanced Fund had similar amounts of capital loss carry-forwards (15% and 17% of each Fund’s net asset value, respectively) and similar gain/loss positions at that time (net unrealized gains of 15% and 13%, respectively).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The portfolio turnover rate for Total Return Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended October 31, 2003 was 108%. The portfolio turnover rate for Balanced Fund for the fiscal year ended December 31, 2003 was 103%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) quarterly. Long-term and short-term capital gains, after utilization of capital loss carryforwards, if any, will be distributed in December for Total Return Fund and November or December for Balanced Fund. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by Balanced Fund’s shareholders, such Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carry-forwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, and net investment income and net realized capital gains, may result in future taxable distributions to shareholders arising indirectly from the merger.

Capitalization.    The following table sets forth the capitalization of each Fund as of April 30, 2004, and of Total Return Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Balanced Fund	Total Return Fund	Pro Forma Adjustments	Total Return Fund Pro Forma Combined
Net Assets
Class A Shares	—	$1,705,828,913	—	$1,705,828,913
Class B Shares	—	$213,725,565	—	$213,725,565
Class C Shares	—	$54,068,959	—	$54,068,959
Class I Shares(2)	—	$278,990	—	$278,990
Class AARP Shares	$331,366,928	—	—	$331,366,928
Class S Shares	$394,536,719	—	—	$394,536,719
Class R Shares	—	$443,473	—	$443,473

Total Net Assets	$725,903,647	$1,974,345,900	—	$2,700,249,547

Shares Outstanding
Class A Shares	—	197,125,803	—	197,125,803
Class B Shares	—	24,697,054	—	24,697,054
Class C Shares	—	6,264,023	—	6,264,023
Class I Shares(2)	—	32,180	—	32,180
Class AARP Shares	19,730,442	—	18,577,873	38,308,315
Class S Shares	23,545,948	—	22,065,233	45,611,181
Class R Shares	—	51,213	—	51,213
Net Asset Value per Share
Class A Shares	—	$8.65	—	$8.65
Class B Shares	—	$8.65	—	$8.65
Class C Shares	—	$8.63	—	$8.63
Class I Shares(2)	—	$8.67	—	$8.67
Class AARP Shares	$16.79	—	—	$8.65
Class S Shares	$16.76	—	—	$8.65
Class R Shares	—	$8.66	—	$8.66

(1)	Assumes the merger had been consummated on April 30, 2004, and is for information purposes only. No assurance can be given as to how many shares of Total Return Fund will be received by the shareholders of Balanced Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Total Return Fund that actually will be received on or after such date.
(2)	Class I shares have been renamed Institutional Class shares.

Unaudited pro forma combined financial statements of the Funds as of April 30, 2004, and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that Total Return Fund will be the surviving Fund following the merger and because Total Return Fund’s investment objective, policies and processes will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of Balanced Fund to Total Return Fund as contemplated by the Agreement.

The Trustees of the Trust, including the independent Trustees, unanimously recommend approval of the merger.

V. Information About Voting and the Shareholder Meeting

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Balanced Fund into Total Return Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Balanced Fund Shareholders (the “Meeting”). The Meeting is to be held on February 24, 2005, at 9:00 a.m. Eastern time at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about January 7, 2005.

As of December 13, 2004, Balanced Fund had the following shares outstanding:

Share Class	Number of Shares
Class S	21,267,729.24
Class AARP	18,734,882.28

Only shareholders of record on December 13, 2004 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of Balanced Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Balanced Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of Balanced Fund.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Balanced Fund at the close of business on December 13, 2004 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of one-third of the shares of Balanced Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Balanced Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    As of December 13, 2004, the officers of and Trustees governing each Fund as a group beneficially owned less than 1% of the outstanding shares of the applicable Fund. To the best of the knowledge of Balanced Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Balanced Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
S	Scudder Trust Company TTEE Farmers Group Inc. Employees Profit Sharing Savings Attn: Asset Recon P.O. Box 1757 Salem, NH 03079-1143	45.21%

To the best of the knowledge of Total Return Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Total Return Fund as of December 13, 2004:

Class	Shareholder Name and Address	Percentage Owned
Inst	Scudder Trust Company Cust. IRA R/O Susan McCrindle Petrarca 3041 Candlewood Ct. Flossmoor, IL 60422-1440	13.32%

Inst	Scudder Trust Company TTEE Gust M/P Donald L. Dunaway 7011 Greentree Dr. Naples, FL 34108-7527	12.31%

Inst	Scudder Trust Company TTEE Gust M/P Donald L. Dunaway 7011 Greentree Dr. Naples, FL 34108-7527	12.26%

Inst	Scudder Trust Company Cust. IRA R/O Nelson E. Daus 12512 Lorien Way Oklahoma City, OK 73170-4728	40.46%

C	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration #97D63 4800 Deer Lake Dr. East 2nd Fl. Jacksonville, FL 32246-6484	9.15%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of the Trust, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Georgeson Shareholder (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $93,827. As the Meeting date approaches, certain shareholders of Balanced Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Balanced Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll-free at 1-888-288-5518. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Balanced Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Balanced Fund at Two International Place,

Boston, MA 02110, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

VI. Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [                    ], 2004, by and among Scudder Total Return Fund (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Total Return Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder Portfolio Trust (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Scudder Balanced Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser to the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 222 South Riverside Plaza, Chicago, Illinois 60606. The principal place of business of the Acquired Trust is Two International Place, Boston, Massachusetts 02110-4103.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class S and Class AARP voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class S and Class AARP shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class S and Class AARP Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class S and Class AARP shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class S and Class AARP Acquiring Fund Shares to be so credited to the Class S and Class AARP Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class S and Class AARP shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2    The net asset value of a Class S and Class AARP Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class AARP and/or Class S Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class S and/or Class AARP, as applicable, shall be equal to the net asset value of one Institutional Class share of the Acquiring Fund.

2.3    The number of Class S and Class AARP Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class S and Class AARP shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be March 14, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    Scudder Service Corporation (“SSC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class S and Class AARP Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class S and Class AARP shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation to the Acquired Fund’s Board members.

4.	Representations and Warranties

4.1    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

  (a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

  (b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2003, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since December 31, 2003, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

  (j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SSC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

  (k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

  (l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (n)    The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

  (o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

  (a)    The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2003, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since October 31, 2003, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1    The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2    Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3    The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 25, 2005.

5.4    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    The Acquired Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Trust has been formed and is a business trust validly existing under the laws of the Commonwealth of Massachusetts;

  (b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund and is a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a material adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class S and Class AARP shares of the Acquiring Fund to 0.73% and 0.75%, respectively, excluding 12b-1 plans and certain other expenses, for the period commencing March 14, 2005 and ending March 14, 2008, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Trust has been duly formed and is an existing business trust;

  (b)    the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 3.2 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of the Acquiring Fund Shares solely in exchange for the Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each the Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeIM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before May 13, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, Massachusetts 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, Attention: John W. Gerstmayr, Esq., or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER TOTAL RETURN FUND, on behalf of Scudder Total Return Fund

Secretary	By: Its:

Attest:	SCUDDER PORTFOLIO TRUST, on behalf of Scudder Balanced Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information, please call your Fund’s proxy solicitor,

Georgeson Shareholder, at 1-888-288-5518.

BAL_14737

FSIII-B

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	SCUDDER PORTFOLIO TRUST	PROXY CARD
SCUDDER BALANCED FUND
PO Box 18011	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
Hauppauge, NY 11788-8811	345 Park Avenue, 27th Floor, New York, New York 10154
9:00 a.m., Eastern time, on February 24, 2005

The undersigned hereby appoints Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date BAL_14737 FSIII-B

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ■

VOTE ON PROPOSAL 1:

		FOR	AGAINST	ABSTAIN
1.	Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder Balanced Fund to Scudder Total Return Fund, in exchange for shares of Scudder Total Return Fund and the assumption by Scudder Total Return Fund of all of the liabilities of Scudder Balanced Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Scudder Balanced Fund in complete liquidation of Scudder Balanced Fund.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

BAL_14737

FSIII-B

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER TOTAL RETURN FUND

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus /Proxy Statement dated December 30, 2004 for the Special Meeting of Shareholders of Scudder Balanced Fund (“Balanced Fund”), a series of Scudder Portfolio Trust, to be held on February 24, 2005, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus /Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1048, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Total Return Fund, a series of Scudder Total Return Fund is contained in Total Return Fund’s statement of additional information (“SAI”) dated December 3, 2004 for Class S and AARP shares, which is attached to this statement of additional information. The audited financial statements and related independent accountant’s report for the Total Return Fund contained in the Annual Report for the fiscal year ended October 31, 2003 and the unaudited financial statements contained in the Semi-annual Report are incorporated herein by reference insofar as they relate to the fund’s participation in the merger. No other parts of the Annual or Semi-annual Reports are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of the Total Return Fund and Balanced Fund as if the merger had been consummated on April 30, 2003, unless otherwise indicated.

Further information about the Balanced Fund is contained in its statement of additional information dated May 1, 2004, as supplemented from time to time, for Class S and Class AARP shares.

The date of this statement of additional information is December 30, 2004.

Pro Forma

Portfolio of Investments

as of April 30, 2004

(Unaudited)

	Balanced Par/Share Amount	Total Return Par/Share Amount	Total Return Fund Combined Pro Forma Par/Share Amount	Balanced Market Value ($)	Total Return Market Value ($)	Total Return Fund Combined Pro Forma Market Value ($)
Common Stocks 62.7%
Consumer Discretionary 8.4%
Automobiles 1.0%
Harley-Davidson, Inc.	126,900	334,600	461,500	7,147,008	18,844,672	25,991,680

Hotels Restaurants & Leisure 1.7%
International Game Technology	221,800	592,800	814,600	8,370,732	22,372,272	30,743,004
YUM! Brands, Inc.	115,700	314,100	429,800	4,488,003	12,183,939	16,671,942

				12,858,735	34,556,211	47,414,946

Media 2.9%
Comcast Corp. “A”	133,300	350,700	484,000	3,864,367	10,166,793	14,031,160
McGraw-Hill, Inc.	71,700	192,900	264,600	5,654,262	15,212,094	20,866,356
Omnicom Group, Inc.	84,100	226,000	310,100	6,686,791	17,969,260	24,656,051
Time Warner, Inc.	155,700		155,700	2,618,874		2,618,874
Viacom, Inc., “B”	121,262	325,704	446,966	4,686,776	12,588,460	17,275,236

				23,511,070	55,936,607	79,447,677

Multiline Retail 1.6%
Kohl’s Corp.	58,200	153,200	211,400	2,432,178	6,402,228	8,834,406
Target Corp.	217,900	572,900	790,800	9,450,323	24,846,673	34,296,996

				11,882,501	31,248,901	43,131,402

Specialty Retail 1.2%
Home Depot, Inc.	78,300	210,550	288,850	2,755,377	7,409,254	10,164,631
Lowe’s Companies, Inc.	71,500	192,600	264,100	3,722,290	10,026,756	13,749,046
Staples, Inc.	105,100	281,100	386,200	2,707,376	7,241,136	9,948,512

				9,185,043	24,677,146	33,862,189

Consumer Staples 7.9%
Beverages 2.2%
Coca-Cola Co.	94,200	253,600	347,800	4,763,694	12,824,552	17,588,246
PepsiCo, Inc.	203,150	568,200	771,350	11,069,644	30,961,218	42,030,862

				15,833,338	43,785,770	59,619,108

Food & Drug Retailing 2.6%
Wal-Mart Stores, Inc.	243,600	654,300	897,900	13,885,200	37,295,100	51,180,300
Walgreen Co.	145,300	390,600	535,900	5,009,944	13,467,888	18,477,832

				18,895,144	50,762,988	69,658,132

Food Products 0.5%
Dean Foods Co.	26,900	76,000	102,900	903,302	2,552,080	3,455,382
Hershey Foods Corp.	31,800	83,900	115,700	2,826,702	7,457,871	10,284,573

				3,730,004	10,009,951	13,739,955

Household Products 2.6%
Colgate-Palmolive Co.	162,300	427,700	590,000	9,393,924	24,755,276	34,149,200
Procter & Gamble Co.	97,900	252,800	350,700	10,352,925	26,733,600	37,086,525

				19,746,849	51,488,876	71,235,725

Energy 4.2%
Energy Equipment & Services 2.6%
Baker Hughes, Inc.	130,400	353,700	484,100	4,783,072	12,973,716	17,756,788
Nabors Industries Ltd.	199,900	507,100	707,000	8,867,564	22,494,956	31,362,520
Schlumberger Ltd.	105,300	261,400	366,700	6,163,209	15,299,742	21,462,951

				19,813,845	50,768,414	70,582,259

Oil & Gas 1.6%
Burlington Resources, Inc.	85,000	218,500	303,500	5,717,950	14,698,495	20,416,445
ConocoPhillips	85,200	229,100	314,300	6,074,760	16,334,830	22,409,590

				11,792,710	31,033,325	42,826,035

Financials 7.3%
Banks 0.8%
Bank of America Corp.	76,700	188,700	265,400	6,173,583	15,188,463	21,362,046

Capital Markets 1.8%
Goldman Sachs Group, Inc.	23,800	63,800	87,600	2,296,700	6,172,650	8,469,350
Lehman Brothers Holdings, Inc.	30,800	82,900	113,700	2,260,720	6,084,860	8,345,580
Morgan Stanley	102,200	274,800	377,000	5,252,058	14,121,972	19,374,030
State Street Corp.	74,400	170,800	245,200	3,630,720	8,335,040	11,965,760

				13,440,198	34,714,522	48,154,720

Consumer Finance 1.2%
American Express Co.	186,100	507,900	694,000	9,109,595	24,861,705	33,971,300

	Balanced Par/Share Amount	Total Return Par/Share Amount	Total Return Fund Combined Pro Forma Par/Share Amount	Balanced Market Value ($)	Total Return Market Value ($)	Total Return Fund Combined Pro Forma Market Value ($)
Diversified Financial Services 2.2%
Citigroup, Inc.	203,566	547,029	750,595	9,789,489	26,306,625	36,096,114
Fannie Mae	93,500	248,000	341,500	6,425,320	17,042,560	23,467,880

				16,214,809	43,349,185	59,563,994

Insurance 1.3%
AFLAC, Inc.	61,000	160,700	221,700	2,576,030	6,786,361	9,362,391
American International Group, Inc.	98,774	262,200	360,974	7,077,157	18,786,630	25,863,787

				9,653,187	25,572,991	35,226,178

Health Care 14.3%
Biotechnology 3.1%
Amgen, Inc.	22,000	55,600	77,600	1,237,940	3,128,612	4,366,552
Genentech, Inc.	131,100	343,700	474,800	16,099,080	42,206,360	58,305,440
Gilead Sciences, Inc.	98,300	246,900	345,200	5,979,589	15,018,927	20,998,516

				23,316,609	60,353,899	83,670,508

Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	118,900	312,500	431,400	3,763,185	9,890,625	13,653,810
Boston Scientific Corp.	104,500	274,800	379,300	4,304,355	11,319,012	15,623,367
C.R. Bard, Inc.	25,700	69,400	95,100	2,731,139	7,375,138	10,106,277
Medtronic, Inc.	129,700	342,100	471,800	6,544,662	17,262,366	23,807,028
Zimmer Holdings, Inc.	76,200	206,600	282,800	6,084,570	16,497,010	22,581,580

				23,427,911	62,344,151	85,772,062

Health Care Providers & Services 1.1%
UnitedHealth Group, Inc.	136,200	369,800	506,000	8,373,576	22,735,304	31,108,880
Pharmaceuticals 7.0%
Abbott Laboratories	188,200	496,500	684,700	8,284,564	21,855,930	30,140,494
Eli Lilly & Co.	122,200	329,100	451,300	9,019,582	24,290,871	33,310,453
Johnson & Johnson	250,454	658,562	909,016	13,532,030	35,582,105	49,114,135
Merck & Co., Inc.	89,600	239,400	329,000	4,211,200	11,251,800	15,463,000
Pfizer, Inc.	467,900	1,269,675	1,737,575	16,732,104	45,403,578	62,135,682

				51,779,480	138,384,284	190,163,764

Industrials 4.3%
Aerospace & Defense 1.1%
United Technologies Corp.	99,500	261,100	360,600	8,582,870	22,522,486	31,105,356
Air Freight & Logistics 0.6%
FedEx Corp.	66,500	176,900	243,400	4,782,015	12,720,879	17,502,894
Industrial Conglomerates 2.6%
3M Co.	52,100	140,100	192,200	4,505,608	12,115,848	16,621,456
General Electric Co.	491,100	1,320,100	1,811,200	14,708,445	39,536,995	54,245,440

				19,214,053	51,652,843	70,866,896

Information Technology 15.0%
Communications Equipment 1.6%
Cisco Systems, Inc.	585,300	1,538,000	2,123,300	12,215,211	32,098,060	44,313,271
Computers & Peripherals 2.6%
Dell, Inc.	75,500	203,300	278,800	2,620,605	7,056,543	9,677,148
EMC Corp.	601,600	1,606,500	2,208,100	6,713,856	17,928,540	24,642,396
International Business Machines Corp.	114,300	300,500	414,800	10,077,831	26,495,085	36,572,916

				19,412,292	51,480,168	70,892,460

IT Consulting & Services 1.1%
Accenture Ltd., “A”	70,000	181,800	251,800	1,663,900	4,321,386	5,985,286
Fiserv, Inc.	130,600	351,000	481,600	4,774,736	12,832,560	17,607,296
Paychex, Inc.	38,800	103,800	142,600	1,446,464	3,869,664	5,316,128

				7,885,100	21,023,610	28,908,710

Semiconductors & Semiconductor Equipment 4.5%
Applied Materials, Inc.	270,900	713,700	984,600	4,938,507	13,010,751	17,949,258
Intel Corp.	595,700	1,572,700	2,168,400	15,327,361	40,465,571	55,792,932
Linear Technology Corp.	141,700	381,600	523,300	5,048,771	13,596,408	18,645,179
Texas Instruments, Inc.	331,700	867,400	1,199,100	8,325,670	21,771,740	30,097,410

				33,640,309	88,844,470	122,484,779

Software 5.2%
Adobe Systems, Inc.	24,100	63,500	87,600	996,294	2,625,090	3,621,384
BEA Systems, Inc.	84,400	231,100	315,500	963,004	2,636,851	3,599,855
Electronic Arts, Inc.	128,700	347,000	475,700	6,514,794	17,565,140	24,079,934
Intuit, Inc.	52,700	138,900	191,600	2,238,169	5,899,083	8,137,252
Microsoft Corp.	713,100	1,895,500	2,608,600	18,519,207	49,226,135	67,745,342
MicroStrategy, Inc.		24	24		1,153	1,153
Oracle Corp.	299,300	806,100	1,105,400	3,358,146	9,044,442	12,402,588
Symantec Corp.	84,200	221,100	305,300	3,793,210	9,960,555	13,753,765
VERITAS Software Corp.	87,600	223,100	310,700	2,336,292	5,950,077	8,286,369

	Balanced Par/Share Amount	Total Return Par/Share Amount	Total Return Fund Combined Pro Forma Par/Share Amount	Balanced Market Value ($)	Total Return Market Value ($)	Total Return Fund Combined Pro Forma Market Value ($)
				38,719,116	102,908,526	141,627,642

Materials 0.5%
Chemicals 0.5%
Ecolab, Inc.	132,900	359,700	492,600	3,960,420	10,719,060	14,679,480
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.3%
Verizon Communications, Inc.	83,800	112,700	196,500	3,162,612	4,253,298	7,415,910
Wireless Telecommunication Services 0.5%
AT&T Wireless Services, Inc.	326,200	573,600	899,800	4,504,822	7,921,416	12,426,238

Total Common Stocks (Cost $387,350,143, $955,517,551 and $1,342,867,694, respectively)				471,964,015	1,236,762,181	1,708,726,196

Corporate Bonds 9.1%
Consumer Discretionary 0.7%
Amscan Holdings, Inc., 144A, 8.75%, 5/1/2014		40,000	40,000		40,600	40,600
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011		130,000	130,000		120,900	120,900
Boca Resorts, Inc., 9.875%, 4/15/2009		210,000	210,000		221,025	221,025
Buffets, Inc., 11.25%, 7/15/2010		70,000	70,000		76,825	76,825
Cablevision Systems Corp.:
144A, 5.67%, 4/1/2009		155,000	155,000		159,650	159,650
144A, 8.0%, 4/15/2012		65,000	65,000		65,162	65,162
Carrols Corp., 9.5%, 12/1/2008		125,000	125,000		129,375	129,375
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009		215,000	215,000		232,737	232,737
Circus & Eldorado, 10.125%, 3/1/2012		155,000	155,000		157,325	157,325
Comcast Cable Communications:
6.2%, 11/15/2008		475,000	475,000		510,272	510,272
8.375%, 5/1/2007		1,290,000	1,290,000		1,462,402	1,462,402
8.375%, 3/15/2013	2,809,000	1,056,000	3,865,000	3,289,099	1,259,943	4,549,042
CSC Holdings, Inc., 7.875%, 12/15/2007		210,000	210,000		223,650	223,650
Dex Media East LLC, 12.125%, 11/15/2012		670,000	670,000		777,200	777,200
DIMON, Inc., Series B, 9.625%, 10/15/2011		505,000	505,000		540,350	540,350
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011		95,000	95,000		96,069	96,069
Eldorado Resorts LLC, 10.5%, 8/15/2006		176,000	176,000		179,080	179,080
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008		150,000	150,000		154,313	154,313
General Motors Corp.:
8.25%, 7/15/2023		245,000	245,000		262,194	262,194
8.375%, 7/15/2033		130,000	130,000		140,597	140,597
Herbst Gaming, Inc., Series B, 10.75%, 9/1/2008		290,000	290,000		326,250	326,250
International Game Technology, 8.375%, 5/15/2009		235,000	235,000		275,172	275,172
Jacobs Entertainment Co., 11.875%, 2/1/2009		190,000	190,000		209,000	209,000
Kellwood Co., 7.625%, 10/15/2017		80,000	80,000		85,227	85,227
Krystal, Inc., 10.25%, 10/1/2007		125,000	125,000		126,719	126,719
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011		145,000	145,000		162,762	162,762
Lin Television Corp., 6.5%, 5/15/2013		85,000	85,000		83,725	83,725
Liberty Media Corp., Series A, 3.5%, 9/25/2006	850,000		850,000	851,641		851,641
Mail-Well I Corp., 144A, 7.875%, 12/1/2013		80,000	80,000		75,600	75,600
Mediacom LLC, 9.5%, 1/15/2013		155,000	155,000		154,225	154,225
PEI Holding, Inc., 11.0%, 3/15/2010		100,000	100,000		116,250	116,250
Petro Stopping Centers, 144A, 9.0%, 2/15/2012		315,000	315,000		329,175	329,175
Premier Entertainment Biloxi LLC\Finance, 144A, 10.75%, 2/1/2012		70,000	70,000		75,600	75,600
PRIMEDIA, Inc., 7.625%, 4/1/2008		245,000	245,000		246,837	246,837
Rent-Way Inc., 11.875%, 6/15/2010		60,000	60,000		66,900	66,900
River Rock Entertainment, 144A, 9.75%, 11/1/2011		75,000	75,000		79,875	79,875
Schuler Homes, Inc., 10.5%, 7/15/2011		265,000	265,000		304,750	304,750
Scientific Games Corp., 12.5%, 8/15/2010		132,000	132,000		153,780	153,780
Sealy Mattress Co., Series B, 9.875%, 12/15/2007		50,000	50,000		51,646	51,646
Seneca Gaming Corp., 144A, 7.25%, 5/1/2012		60,000	60,000		61,065	61,065
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012		290,000	290,000		308,125	308,125
8.75%, 12/15/2011		290,000	290,000		319,000	319,000
Six Flags, Inc., 8.875%, 2/1/2010		15,000	15,000		15,263	15,263

	Balanced Par/Share Amount	Total Return Par/Share Amount	Total Return Fund Combined Pro Forma Par/Share Amount	Balanced Market Value ($)	Total Return Market Value ($)	Total Return Fund Combined Pro Forma Market Value ($)
Sonic Automotive, Inc., 8.625%, 8/15/2013		195,000	195,000		210,112	210,112
The Reader’s Digest Association, Inc., 144A, 6.5%, 3/1/2011		70,000	70,000		70,700	70,700
Time Warner, Inc., 8.11%, 8/15/2006		2,860,000	2,860,000		3,156,796	3,156,796
Toys “R” Us, Inc.:
7.375%, 10/15/2018		330,000	330,000		315,975	315,975
7.875%, 4/15/2013		120,000	120,000		123,600	123,600
United Auto Group, Inc., 9.625%, 3/15/2012		115,000	115,000		128,513	128,513
United Rentals North America, Inc., 144A, 6.5%, 2/15/2012		215,000	215,000		207,475	207,475
Venetian Casino Resort LLC, 11.0%, 6/15/2010		90,000	90,000		105,300	105,300
VICORP Restaurants, Inc., 144A, 10.5%, 4/15/2011		110,000	110,000		108,900	108,900
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009		130,000	130,000		140,400	140,400
Williams Scotsman, Inc., 9.875%, 6/1/2007		130,000	130,000		129,350	129,350
Worldspan LP\WS Finance Corp., 9.625%, 6/15/2011		200,000	200,000		214,500	214,500

				4,140,740	15,348,236	19,488,976

Consumer Staples 0.0%
Agrilink Foods, Inc., 11.875%, 11/1/2008		46,000	46,000		48,760	48,760
Gold Kist, Inc., 144A, 10.25%, 3/15/2014		125,000	125,000		131,250	131,250
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012		155,000	155,000		156,938	156,938
Pilgrim’s Pride Corp., 9.625%, 9/15/2011		80,000	80,000		87,200	87,200
Standard Commercial Corp., 144A, 8.0%, 4/15/2012		40,000	40,000		41,300	41,300
Swift & Co.:
10.125%, 10/1/2009		135,000	135,000		144,281	144,281
12.5%, 1/1/2010		70,000	70,000		74,200	74,200
United Agri Products, 144A, 8.25%, 12/15/2011		80,000	80,000		90,600	90,600

				—	774,529	774,529

Energy 1.2%
Avista Corp., 9.75%, 6/1/2008		430,000	430,000		516,000	516,000
Citgo Petroleum Corp., 11.375%, 2/1/2011		475,000	475,000		548,625	548,625
Duke Capital Corp., 4.302%, 5/18/2006		3,667,000	3,667,000		3,751,084	3,751,084
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	750,000	195,000	945,000	789,599	205,296	994,895
MAPCO, Inc., 7.25%, 3/1/2009		90,000	90,000		90,675	90,675
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007		220,000	220,000		226,050	226,050
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	2,255,000	7,330,000	9,585,000	2,261,179	7,350,084	9,611,263
Pemex Project Funding Master Trust:
6.125%, 8/15/2008	287,000		287,000	298,480		298,480
8.5%, 2/15/2008	1,145,000		1,145,000	1,282,400		1,282,400
Pioneer Natural Resources Co., 9.625%, 4/1/2010		145,000	145,000		179,658	179,658
Southern Natural Gas, 8.875%, 3/15/2010		220,000	220,000		243,100	243,100
Stone Energy Corp., 8.25%, 12/15/2011		195,000	195,000		210,600	210,600
Tristate Generation & Trans Association:
144A, 6.04%, 1/31/2018		4,000,000	4,000,000		4,040,120	4,040,120
144A, 7.144%, 7/31/2033		3,740,000	3,740,000		3,894,948	3,894,948
Westport Resources Corp., 8.25%, 11/1/2011		125,000	125,000		140,313	140,313
Williams Cos., Inc.:
144A, 6.75%, 4/15/2009		55,000	55,000		54,450	54,450
8.75%, 3/15/2032		200,000	200,000		204,000	204,000
XTO Energy, Inc., 4.9%, 2/1/2014	1,652,000	3,874,000	5,526,000	1,587,496	3,722,736	5,310,232

				6,219,154	25,377,739	31,596,893

Financials 3.2%
Ahold Finance USA, Inc., 6.25%, 5/1/2009		330,000	330,000		333,712	333,712
American General, 144A, 8.125%, 3/15/2046	1,235,000		1,235,000	1,532,636		1,532,636
American General Finance Corp., 4.0%, 3/15/2011	2,060,000	6,320,000	8,380,000	1,965,977	6,031,543	7,997,520
AmeriCredit Corp., 9.25%, 5/1/2009		290,000	290,000		308,850	308,850
ASIF Global Finance, 144A, 4.9%, 1/17/2013		1,250,000	1,250,000		1,231,956	1,231,956
BF Saul REIT, 144A, 7.5%, 3/1/2014		205,000	205,000		205,512	205,512
Capital One Bank, 5.125%, 2/15/2014	650,000	1,795,000	2,445,000	621,762	1,717,020	2,338,782
CB Richard Ellis Services, Inc., 9.75%, 5/15/2010		120,000	120,000		133,800	133,800

	Balanced Par/Share Amount	Total Return Par/Share Amount	Total Return Fund Combined Pro Forma Par/Share Amount	Balanced Market Value ($)	Total Return Market Value ($)	Total Return Fund Combined Pro Forma Market Value ($)
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012		100,000	100,000		103,000	103,000
Dollar Financial Group, Inc., 9.75%, 11/15/2011		105,000	105,000		112,875	112,875
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024		305,000	305,000		344,986	344,986
Ford Motor Credit Co.:
5.8%, 1/12/2009	1,145,000	2,585,000	3,730,000	1,166,200	2,632,861	3,799,061
6.875%, 2/1/2006	2,501,000	8,379,000	10,880,000	2,647,248	8,868,971	11,516,219
General Motors Acceptance Corp.:
4.5%, 7/15/2006	3,035,000	5,720,000	8,755,000	3,100,753	5,843,924	8,944,677
6.125%, 9/15/2006	1,510,000		1,510,000	1,593,526		1,593,526
6.75%, 1/15/2006	2,409,000	4,460,000	6,869,000	2,550,902	4,722,716	7,273,618
6.875%, 9/15/2011	740,000	4,145,000	4,885,000	776,712	4,350,638	5,127,350
Goldman Sachs Group, Inc.:
5.15%, 1/15/2014	1,740,000	3,100,000	4,840,000	1,693,342	3,016,873	4,710,215
6.345%, 2/15/2034	725,000	2,075,000	2,800,000	692,983	1,983,364	2,676,347
HSBC Bank USA, 4.625%, 4/1/2014	1,430,000	4,635,000	6,065,000	1,351,745	4,381,354	5,733,099
IOS Capital LLC, 7.25%, 6/30/2008		18,000	18,000		19,193	19,193
iStar Financial, Inc., 6.0%, 12/15/2010		90,000	90,000		90,383	90,383
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	1,050,000	2,925,000	3,975,000	1,046,043	2,913,976	3,960,019
PLC Trust, 144A, 2.709%, 3/31/2006	1,802,372		1,802,372	1,811,510		1,811,510
Poster Financial Group, 144A, 8.75%, 12/1/2011		205,000	205,000		215,250	215,250
Protective Life Secured Trs Secured, 4.0%, 4/1/2011	1,510,000		1,510,000	1,456,149		1,456,149
PXRE Capital Trust I, 8.85%, 2/1/2027		125,000	125,000		126,563	126,563
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012		245,000	245,000		291,550	291,550
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,495,000	1,500,000	2,995,000	1,390,030	1,394,679	2,784,709
Republic New York Corp., 5.875%, 10/15/2008		3,125,000	3,125,000		3,328,109	3,328,109
Thornburg Mortgage, Inc., 8.0%, 5/15/2013		165,000	165,000		169,537	169,537
Universal City Development, 11.75%, 4/1/2010		245,000	245,000		282,975	282,975
Verizon Global Funding Corp., 7.25%, 12/1/2010	1,800,000	5,395,000	7,195,000	2,034,936	6,099,155	8,134,091
WMC Finance Co., 144A, 11.75%, 12/15/2008		135,000	135,000		166,725	166,725

				27,432,454	61,422,050	88,854,504

Health Care 0.1%
AmerisourceBergen Corp., 7.25%, 11/15/2012		210,000	210,000		223,650	223,650
Biovail Corp., 7.875%, 4/1/2010		285,000	285,000		280,012	280,012
Curative Health Services, Inc., 144A, 10.75%, 5/1/2011		70,000	70,000		70,263	70,263
Health Care Service Corp., 144A, 7.75%, 6/15/2011		2,000,000	2,000,000		2,304,498	2,304,498
Interactive Health LLC, 144A, 7.25%, 4/1/2011		95,000	95,000		82,650	82,650
Team Health, Inc., 144A, 9.0%, 4/1/2012		60,000	60,000		57,600	57,600
Tenet Healthcare Corp., 6.375%, 12/1/2011		755,000	755,000		658,737	658,737

				—	3,677,410	3,677,410

Industrials 0.7%
Aearo Co. I, 144A, 8.25%, 4/15/2012		90,000	90,000		92,250	92,250
Allied Waste North America, Inc.:
144A, 5.75%, 2/15/2011		400,000	400,000		384,000	384,000
Series B, 8.875%, 4/1/2008		100,000	100,000		111,000	111,000
AMI Semiconductor, Inc., 10.75%, 2/1/2013		122,000	122,000		143,045	143,045
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011		50,000	50,000		56,500	56,500
BAE System 2001 Asset Trust, “B”, Series B 2001, 144A, 7.156%, 12/15/2011	1,004,921	1,945,601	2,950,522	1,085,234	2,101,093	3,186,327
Browning-Ferris Industries:
7.4%, 9/15/2035		275,000	275,000		254,375	254,375
9.25%, 5/1/202		65,000	65,000		71,825	71,825
CHC Helicopter Corp., 144A, 7.375%, 5/1/2014		105,000	105,000		106,312	106,312
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010		280,000	280,000		296,800	296,800
Collins & Aikman Products, 10.75%, 12/31/2011		225,000	225,000		232,875	232,875
Corrections Corp. of America, 9.875%, 5/1/2009		210,000	210,000		236,775	236,775

	Balanced Par/Share Amount	Total Return Par/Share Amount	Total Return Fund Combined Pro Forma Par/Share Amount	Balanced Market Value ($)	Total Return Market Value ($)	Total Return Fund Combined Pro Forma Market Value ($)
CP Ships Ltd., 10.375%, 7/15/2012		210,000	210,000		243,600	243,600
Dana Corp.:
7.0%, 3/1/2029		330,000	330,000		316,800	316,800
9.0%, 8/15/2011		150,000	150,000		177,000	177,000
Delta Air Lines, Inc., Series 02-1, 6.417%, 7/2/2012		5,620,000	5,620,000		5,802,635	5,802,635
Eagle-Pitcher, Inc., 9.75%, 9/1/2013		160,000	160,000		175,200	175,200
Erico International Corp., 144A, 8.875%, 3/1/2012		100,000	100,000		103,500	103,500
Golden State Petroleum Transportation, 8.04%, 2/1/2019		120,000	120,000		118,991	118,991
Hercules, Inc.:
144A, 6.75%, 10/15/2029		20,000	20,000		19,800	19,800
11.125%, 11/15/2007		335,000	335,000		402,000	402,000
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008		220,000	220,000		241,450	241,450
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011		185,000	185,000		209,050	209,050
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009		85,000	85,000		94,350	94,350
Kansas City Southern:
7.5%, 6/15/2009		50,000	50,000		51,500	51,500
9.5%, 10/1/2008		330,000	330,000		365,475	365,475
MemberWorks, Inc., 144A, 9.25%, 4/1/2014		40,000	40,000		39,900	39,900
Meritage Corp., 144A, 7.0%, 5/1/2014		150,000	150,000		145,500	145,500
Millennium America, Inc.:
7.625%, 11/15/2026		170,000	170,000		153,000	153,000
9.25%, 6/15/2008		390,000	390,000		425,100	425,100
144A, 9.25%, 6/15/2008		140,000	140,000		152,600	152,600
Mobile Mini, Inc., 9.5%, 7/1/2013		170,000	170,000		190,400	190,400
Plainwell, Inc., Series B, 11.0%, 3/1/2008		4,230,000	4,230,000		253,800	253,800
Ply Gem Industries, Inc., 144A, 9.0%, 2/15/2012		95,000	95,000		97,375	97,375
Sea Containers Ltd., 10.5%, 5/15/2012		105,000	105,000		103,163	103,163
Seabulk International, Inc., 9.5%, 8/15/2013		165,000	165,000		171,600	171,600
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013		240,000	240,000		231,600	231,600
Systems 2001 Asset Trust LLC, “G”, Series 2001, 144A, 6.664%, 9/15/2013		1,494,840	1,494,840		1,630,826	1,630,826
Tech Olympic USA, Inc.:
144A, 7.5%, 3/15/2011		150,000	150,000		144,000	144,000
10.375%, 7/1/2012		100,000	100,000		110,000	110,000
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009		120,000	120,000		138,600	138,600
Westlake Chemical Corp., 8.75%, 7/15/2011		125,000	125,000		137,187	137,187

				1,085,234	16,532,852	17,618,086

Information Technology 0.0%
Activant Solutions, Inc., 10.5%, 6/15/2011		135,000	135,000		140,062	140,062
Communications & Powers Industry, Inc., 144A, 8.0%, 2/1/2012		105,000	105,000		107,100	107,100
DigitalNet, Inc., 9.0%, 7/15/2010		132,000	132,000		141,900	141,900
Mediacom Broadband LLC, 11.0%, 7/15/2013		50,000	50,000		53,500	53,500
Telex Communications, Inc., 144A, 11.5%, 10/15/2008		60,000	60,000		64,200	64,200

				—	506,762	506,762

Materials 0.5%
American Rock Salt Co. LLC, 144A, 9.5%, 3/15/2014		95,000	95,000		98,563	98,563
ARCO Chemical Co., 9.8%, 2/1/2020		525,000	525,000		522,375	522,375
Caraustar Industries, Inc., 9.875%, 4/1/2011		145,000	145,000		147,900	147,900
Dayton Superior Corp., 10.75%, 9/15/2008		115,000	115,000		115,000	115,000
Dow Chemical Co., 7.0%, 8/15/2005		6,450,000	6,450,000		6,825,667	6,825,667
Equistar Chemicals LP:
8.75%, 2/15/2009		385,000	385,000		405,212	405,212
10.625%, 5/1/2011		30,000	30,000		33,600	33,600
Euramax International, Inc., 8.5%, 8/15/2011		170,000	170,000		180,200	180,200
Georgia-Pacific Corp.:
144A, 8.0%, 1/15/2024		895,000	895,000		939,750	939,750
9.375%, 2/1/2013		280,000	280,000		325,500	325,500
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010		155,000	155,000		175,925	175,925

	Balanced Par/Share Amount	Total Return Par/Share Amount	Total Return Fund Combined Pro Forma Par/Share Amount	Balanced Market Value ($)	Total Return Market Value ($)	Total Return Fund Combined Pro Forma Market Value ($)
Huntsman International LLC, 11.625%, 10/15/2010		125,000	125,000		137,500	137,500
IMC Global, Inc., 10.875%, 8/1/2013		205,000	205,000		251,638	251,638
International Steel Group, Inc., 144A, 6.5%, 4/15/2014		300,000	300,000		288,000	288,000
Mueller Group Inc., 144A, 5.919%, 11/1/2011		60,000	60,000		61,650	61,650
Omnova Solutions, Inc., 11.25%, 6/1/2010		60,000	60,000		66,000	66,000
Owens-Brockway Glass Container, 8.25%, 5/15/2013		300,000	300,000		309,750	309,750
Pliant Corp.:
144A, 11.125%, 6/15/2009		95,000	95,000		79,325	79,325
11.125%, 9/1/2009		95,000	95,000		101,175	101,175
TriMas Corp., 9.875%, 6/15/2012		285,000	285,000		307,800	307,800
United States Steel LLC, 9.75%, 5/15/2010		154,000	154,000		174,405	174,405
Valmont Industries, Inc., 144A, 6.875%, 5/1/2014		65,000	65,000		65,055	65,055
Weyerhaeuser Co., 7.375%, 3/15/2032		2,690,000	2,690,000		2,946,946	2,946,946

				—	14,558,936	14,558,936

Telecommunication Services 0.3%
American Cellular Corp., Series B, 10.0%, 8/1/2011		395,000	395,000		381,175	381,175
Bell Atlantic New Jersey, Inc., 7.85%, 11/15/2029	259,000	877,000	1,136,000	299,334	1,013,575	1,312,909
Cincinnati Bell, Inc., 8.375%, 1/15/2014		455,000	455,000		429,975	429,975
GCI, Inc., 144A, 7.25%, 2/15/2014		145,000	145,000		140,650	140,650
Insight Midwest LP:
9.75%, 10/1/2009		35,000	35,000		36,925	36,925
10.5%, 11/1/201		55,000	55,000		59,950	59,950
144A, 10.5%, 11/1/2010		155,000	155,000		168,950	168,950
MCI, Inc.:
6.688%, 5/1/2009		145,000	145,000		137,750	137,750
7.735%, 5/1/2014		750,000	750,000		695,625	695,625
Nextel Communications, Inc., 5.95%, 3/15/2014		90,000	90,000		84,600	84,600
Nortel Networks Corp., 7.4%, 6/15/2006		135,000	135,000		135,675	135,675
Northern Telecom Capital, 7.875%, 6/15/2026		405,000	405,000		384,750	384,750
Qwest Corp.:
5.625%, 11/15/2008		1,085,000	1,085,000		1,052,450	1,052,450
7.25%, 9/15/2025		35,000	35,000		30,450	30,450
Telecomunicaciones de Puerto Rico, Inc., 6.65%, 5/15/2006		2,965,000	2,965,000		3,158,843	3,158,843
Triton PCS, Inc., 8.5%, 6/1/2013		75,000	75,000		78,000	78,000

				299,334	7,989,343	8,288,677

Utilities 2.4%
Alabama Power Co., 7.125%, 8/15/2004	3,200,000	3,500,000	6,700,000	3,251,334	3,556,147	6,807,481
Appalachian Power Co., 4.8%, 6/15/2005		8,730,000	8,730,000		8,964,470	8,964,470
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,985,000		1,985,000	2,188,818		2,188,818
Cleveland Electric Illuminating Co., 144A, 5.65%, 12/15/2013	1,080,000	3,655,000	4,735,000	1,065,695	3,606,590	4,672,285
CMS Energy Corp.:
7.5%, 1/15/2009		290,000	290,000		292,175	292,175
144A, 7.75%, 8/1/2010		90,000	90,000		90,900	90,900
8.5%, 4/15/2011		75,000	75,000		78,563	78,563
Consumers Energy Co., 6.0%, 3/15/2005		3,925,000	3,925,000		4,034,362	4,034,362
Consumers Energy Co., Series F, 4.0%, 5/15/2010	1,820,000		1,820,000	1,727,897		1,727,897
DPL, Inc.:
6.875%, 9/1/2011		300,000	300,000		295,500	295,500
8.125%, 9/1/2031		125,000	125,000		115,625	115,625
Illinova Corp., 11.5%, 12/15/2010		330,000	330,000		391,050	391,050
Indiana Michigan Power, 6.375%, 11/1/2012		5,040,000	5,040,000		5,423,982	5,423,982
Metropolitan Edison Co., 144A, 4.875%, 4/1/2014		4,975,000	4,975,000		4,692,146	4,692,146
NRG Energy, Inc., 144A, 8.0%, 12/15/2013		585,000	585,000		589,388	589,388
Pacific Gas & Electric Co., 6.05%, 3/1/2034	1,958,000	5,467,000	7,425,000	1,851,683	5,170,147	7,021,830
PG&E Corp., 144A, 6.875%, 7/15/2008		235,000	235,000		250,275	250,275
Progress Energy, Inc., 6.75%, 3/1/2006		8,975,000	8,975,000		9,588,468	9,588,468
Public Service Co. of Oklahoma, Series C, 4.85%, 9/15/2010	1,230,000		1,230,000	1,236,481		1,236,481

	Balanced Par/Share Amount	Total Return Par/Share Amount	Total Return Fund Combined Pro Forma Par/Share Amount	Balanced Market Value ($)	Total Return Market Value ($)	Total Return Fund Combined Pro Forma Market Value ($)
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010		185,000	185,000		202,113	202,113
Xcel Energy, Inc., 7.0%, 12/1/2010	1,345,000	3,685,000	5,030,000	1,507,153	4,129,264	5,636,417

				12,829,061	51,471,165	64,300,226

Total Corporate Bonds (Cost $52,614,936, $199,020,954 and $251,635,890, respectively)				52,005,977	197,659,022	249,664,999

Foreign Bonds-US$ Denominated 3.3%
Alcan, Inc., 6.125%, 12/15/2033	991,000	5,095,000	6,086,000	972,984	5,002,373	5,975,357
Alestra SA de RL de CV, 8.0%, 6/30/2010		260,000	260,000		223,600	223,600
Antenna TV SA, 9.0%, 8/1/2007		85,000	85,000		85,956	85,956
Arcel Finance Ltd., 144A, 7.048%, 9/1/2011	870,000	2,505,000	3,375,000	878,700	2,530,050	3,408,750
Autopista Del Maipo, 144A, 7.373%, 6/15/2022		6,805,000	6,805,000		7,564,234	7,564,234
Axtel SA, 144A, 11.0%, 12/15/2013		225,000	225,000		223,875	223,875
Brazilian Merchant Voucher, 144A, 5.911%, 6/15/2011	1,000,000		1,000,000	967,500		967,500
Cascades, Inc., 7.25%, 2/15/2013		240,000	240,000		250,200	250,200
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014		175,000	175,000		161,000	161,000
Conproca SA de CV, 144A, 12.0%, 6/16/2010		240,000	240,000		302,400	302,400
Crown Euro Holdings SA, 10.875%, 3/1/2013		180,000	180,000		209,700	209,700
Deutsche Telekom International Finance BV:
8.0%, 6/15/2010	245,000		245,000	289,486		289,486
8.25%, 6/15/2030	1,034,000	3,683,000	4,717,000	1,284,315	4,574,595	5,858,910
Eircom Funding, 8.25%, 8/15/2013		190,000	190,000		205,200	205,200
Empresa Brasileira de Telecom SA, 144A, 11.0%, 12/15/2008		190,000	190,000		201,400	201,400
Esprit Telecom Group PLC, 11.5%, 12/15/2007		2,370,000	2,370,000		237	237
Fage Dairy Industry SA, 9.0%, 2/1/2007		685,000	685,000		695,275	695,275
Federative Republic of Brazil:
C Bond, 8.0%, 4/15/2014		67,728	67,728		62,174	62,174
8.875%, 4/15/2024		325,000	325,000		260,975	260,975
Gazprom OAO, 144A, 9.625%, 3/1/2013		290,000	290,000		297,975	297,975
HSBC Capital Funding LP, 4.61%, 12/29/2049	1,840,000		1,840,000	1,696,005		1,696,005
Hutchison Whampoa International Ltd., 144A, 5.45%, 11/24/2010	820,000		820,000	808,627		808,627
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012		235,000	235,000		239,700	239,700
Innova S. de R.L., 9.375%, 9/19/2013		255,000	255,000		276,994	276,994
Inversiones CMPC SA, 144A, 4.875%, 6/18/2013	1,785,000	4,820,000	6,605,000	1,669,220	4,507,360	6,176,580
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011		195,000	195,000		220,838	220,838
LeGrand SA, 8.5%, 2/15/2025		180,000	180,000		189,675	189,675
Luscar Coal Ltd., 9.75%, 10/15/2011		195,000	195,000		221,325	221,325
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	3,135,000	8,580,000	11,715,000	3,119,573	8,537,778	11,657,351
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013		225,000	225,000		230,625	230,625
Mizuho Financial Group, 8.375%, 12/29/2049	820,000	2,865,000	3,685,000	864,280	3,019,710	3,883,990
Mizuho Financial Group Ltd., 144A, 5.79%, 4/15/2014	919,000		919,000	911,299		911,299
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010		200,000	200,000		193,000	193,000
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011		180,000	180,000		189,900	189,900
Nortel Networks Corp., 6.875%, 9/1/2023		20,000	20,000		17,900	17,900
Nortel Networks Ltd., 6.125%, 2/15/2006		220,000	220,000		217,525	217,525
PacifiCorp Australia LLC, 144A, 6.15%, 1/15/2008	525,000		525,000	559,399		559,399
Petroleos Mexicanos S.A., 8.85%, 9/15/2007	1,295,000		1,295,000	1,463,350		1,463,350
Petroleos Mexicanos, 9.5%, 9/15/2027		4,510,000	4,510,000		5,276,700	5,276,700
Petroleum Geo-Services ASA:
8.0%, 11/5/2006		25,000	25,000		25,563	25,563
10.0%, 11/5/2010		437,005	437,005		476,335	476,335
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	1,255,000	3,600,000	4,855,000	1,202,640	3,449,804	4,652,444
Republic of Turkey, 11.0%, 1/14/2013		80,000	80,000		92,800	92,800
Rogers Wireless Communications, Inc., 144A, 6.375%, 3/1/2014		130,000	130,000		122,200	122,200
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/29/2049		2,675,000	2,675,000		2,890,255	2,890,255

	Balanced Par/Share Amount	Total Return Par/Share Amount	Total Return Fund Combined Pro Forma Par/Share Amount	Balanced Market Value ($)	Total Return Market Value ($)	Total Return Fund Combined Pro Forma Market Value ($)
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	2,445,000		2,445,000	2,642,473		2,642,473
Shaw Communications, Inc.:
Series B, 7.25%, 4/6/2011		190,000	190,000		203,375	203,375
8.25%, 4/11/2010		145,000	145,000		162,835	162,835
Sistema Capital SA, 144A, 8.875%, 1/28/2011		150,000	150,000		147,000	147,000
Sociedad Concesionaria Autopista Contral, 144A, 6.223%, 12/15/2026	2,250,000		2,250,000	2,200,388		2,200,388
Stena AB, 9.625%, 12/1/2012		50,000	50,000		56,250	56,250
Tembec Industries, Inc., 8.5%, 2/1/2011		485,000	485,000		494,700	494,700
TFM SA de CV:
Step-up Coupon, 11.75%, 6/15/2009		110,000	110,000		109,175	109,175
10.25%, 6/15/2007		395,000	395,000		410,800	410,800
12.5%, 6/15/2012		165,000	165,000		183,975	183,975
Tyco International Group SA:
5.8%, 8/1/2006	1,520,000	5,025,000	6,545,000	1,594,675	5,271,868	6,866,543
144A, 6.0%, 11/15/2013	69,000	37,000	106,000	69,947	37,508	107,455
6.375%, 2/15/2006	1,395,000	3,810,000	5,205,000	1,469,695	4,014,006	5,483,701
6.75%, 2/15/2011	324,000	178,000	502,000	349,414	191,962	541,376
United Mexican States, 5.875%, 1/15/2014		40,000	40,000		38,720	38,720
Vicap SA, 11.375%, 5/15/2007		105,000	105,000		106,050	106,050
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013		215,000	215,000		203,175	203,175
Vivendi Universal SA, Series B, 9.25%, 4/15/2010		365,000	365,000		426,138	426,138

Total Foreign Bonds - US$ Denominated (Cost $25,357,657, $68,041,449 and $93,399,106, respectively)				25,013,970	65,304,743	90,318,713

Asset Backed 2.4%
Automobile Receivables 0.9%
Chase Manhattan Auto Owner Trust, “A4”, Series 2003-B, 2.57%, 2/16/2010	2,490,000		2,490,000	2,452,825		2,452,825
MMCA Automobile Trust:
A4, Series 2002-3, 3.57%, 8/17/2009	690,000	6,595,000	7,285,000	697,169	6,663,523	7,360,692
B, Series 2002-2, 4.67%, 3/15/2010	872,580	9,457,956	10,330,536	873,072	9,367,089	10,240,161
C, Series 2002-2, 5.55%, 3/15/2010	2,595,562	3,165,228	5,760,790	2,170,679	2,647,093	4,817,772

				6,193,745	18,677,705	24,871,450

Credit Card Receivables 0.2%
MBNA Credit Card Master Note Trust:
A2, Series 2004-A2, 1.24%, 7/15/2013	610,000	1,745,000	2,355,000	609,999	1,744,998	2,354,997
2.7%, 9/15/2009	3,070,000		3,070,000	3,023,843		3,023,843

				3,633,842	1,744,998	5,378,840

Home Equity Loans 1.3%
Advanta Mortgage Loan Trust, “A6”, Series 2000-2, 7.72%, 3/25/2015	1,421,111		1,421,111	1,524,914		1,524,914
Centex Home Equity:
A6, Series 2000-B, 7.97%, 7/25/2031	2,120,663		2,120,663	2,248,460		2,248,460
AF6, Series 2002-D, 4.66%, 12/25/2032		6,430,000	6,430,000		6,555,318	6,555,318
AF6, Series 2002-A, 5.54%, 1/25/2032		6,090,000	6,090,000		6,366,566	6,366,566
Chase Funding Mortgage Loan Trust, “IA5”, Series 1999-2, 7.333%, 11/25/2011		4,022,597	4,022,597		4,169,668	4,169,668
Equity One ABS, Inc., “AF3”, Series 2004-1, 3.054%, 4/25/2034	1,280,000	3,740,000	5,020,000	1,273,938	3,722,288	4,996,226
Long Beach Mortgage Loan Trust:
A3, Series 2004-1, 1.4%, 2/25/2034	1,840,326	5,281,974	7,122,300	1,843,285	5,290,469	7,133,754
M3, Series 2001-4, 3.85%, 3/25/2032	350,000		350,000	353,699		353,699
Novastar NIM Trust, “NOTE”, Series 2004-N1, 144A, 4.458%, 2/26/2034	483,666		483,666	483,666		483,666

				7,727,962	26,104,309	33,832,271

Total Asset Backed (Cost $18,140,444, $47,240,459 and $65,380,903, respectively)				17,555,549	46,527,012	64,082,561

Convertible Bonds 0.0%
Consumer Discretionary 0.0%
Textiles, Apparel & Luxury Goods 0.1%
DIMON, Inc., 6.25%, 3/31/2007		140,000	140,000		130,760	130,760
Telecommunication Services 0.0%
Diversified Telecommunication Services 0.0%
Nortel Networks Corp., 4.25%, 9/1/2008		95,000	95,000		89,656	89,656

	Balanced Par/Share Amount	Total Return Par/Share Amount	Total Return Fund Combined Pro Forma Par/Share Amount	Balanced Market Value ($)	Total Return Market Value ($)	Total Return Fund Combined Pro Forma Market Value ($)
Total Convertible Bonds (Cost $218,796)				—	220,416	220,416

Warrants 0.0%
Information Technology 0.0%
Software 0.0%		106	106		24	24
MircoStrategy, Inc. (Cost $0)
Preferred Stock 0.4%
Industrials 0.4%
Aerospace & Defense 0.4%
Raytheon Co.	54,600	156,600	211,200	2,953,521	8,471,089	11,424,610
Utilities 0.0%
Electric Utilities 0.0%
TNP Enterprises, Inc., “D”		633	633		73,071	73,071

Total Preferred Stock (Cost $2,922,981, $8,429,235 and 11,352,216, respectively)				2,953,521	8,544,160	11,497,681

Convertible Preferred Stocks 0.0%
Materials 0.0%
Chemicals 0.0%
Hercules Trust II (Cost $237,204)		380	380		304,000	304,000
US Government Sponsored Agencies 0.1%
Federal Home Loan Mortgage Corp.:
4.0%, 2/15/2023	910,000		910,000	913,019		913,019
5.0%, 7/15/2032	1,783,000		1,783,000	1,722,289		1,722,289

Total US Government Sponsored Agencies (Cost $2,672,249)				2,635,308		2,635,308

US Government Agency Sponsored Pass-Throughs 3.2%
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006	2,845,000		2,845,000	2,845,612		2,845,612
4.5%, 12/1/2018		785,000	785,000		772,489	772,489
5.0% with various maturities from 12/1/2017 until 12/31/2033	2,880,000	14,219,547	17,099,547	2,791,800	14,053,693	16,845,493
Federal National Mortgage Association:
4.0%, 5/25/2016	2,092,875		2,092,875	2,118,561		2,118,561
4.5%, 12/1/2018	710,197	1,356,252	2,066,449	699,582	1,336,687	2,036,269
4.96%, 1/1/2015		3,340,665	3,340,665		3,357,129	3,357,129
5.0% with various maturities from 1/1/2017 until 6/1/2032	7,867,570	3,536,993	11,404,563	7,716,216	3,561,909	11,278,125
5.5% with various maturities from 3/1/2018 until 8/1/2033	2,180,770	11,175,762	13,356,532	2,189,617	11,374,797	13,564,414
6.0% with various maturities from 11/1/2017 until 12/1/2033	2,364,079	6,947,492	9,311,571	2,443,091	7,183,783	9,626,874
6.25%, 3/1/2011		8,040,000	8,040,000		8,849,212	8,849,212
6.31%, 6/1/2008	3,570,000		3,570,000	3,862,465		3,862,465
6.5% with various maturities from 4/1/2017 until 11/1/2033	1,734,299	6,926,390	8,660,689	1,825,544	7,257,194	9,082,738
8.0%, 9/1/2015	484,548	1,542,280	2,026,828	520,871	1,657,893	2,178,764

Total US Government Agency Sponsored Pass-Throughs (Cost $26,993,292, $59,852,789 and $86,846,081, respectively)				27,013,359	59,404,786	86,418,145

Collateralized Mortgage Obligations and Commercial and Non-Agency Mortgage-Backed Securities 10.2%
ABN AMRO Mortgage Corp., Series 2002-3, 6.0%, 4/25/2017	274,295		274,295	279,011		279,011
Bank of America Alternative Loan Trust, “2A1”, Series 2004-4, 6.0%, 5/25/2034		3,497,000	3,497,000		3,570,765	3,570,765
Bank of America Mortgage Securities, “3A1”, Series 2002-1, 6.25%, 1/25/2017		4,450,155	4,450,155		4,478,566	4,478,566
Chase Commercial Mortgage Securities Corp., “A1”, Series 2000-1, 7.656%, 4/15/2032	1,232,951	3,442,497	4,675,448	1,300,355	3,630,694	4,931,049
Countrywide Alternative Loan Trust, “1A1”, Series 2004-J1, 6.0%, 2/25/2034	995,419	2,812,801	3,808,220	1,016,534	2,872,466	3,889,000
CountryWide Home Loans, “A5”, Series 2002-27, 5.5%, 12/25/2032		5,436,431	5,436,431		5,480,048	5,480,048

	Balanced Par/Share Amount	Total Return Par/Share Amount	Total Return Fund Combined Pro Forma Par/Share Amount	Balanced Market Value ($)	Total Return Market Value ($)	Total Return Fund Combined Pro Forma Market Value ($)
Fannie Mae Grantor Trust, “1A3”, Series 2004-T2, 7.0%, 11/25/2043	1,150,000	3,270,000	4,420,000	1,223,810	3,479,878	4,703,688
Fannie Mae Whole Loan, “5A”, Series 2004-W2, 7.5%, 3/25/2044	2,302,526	6,106,358	8,408,884	2,478,094	6,571,967	9,050,061
Federal Home Loan Mortgage Corp.:
AU, Series 2759, 3.5%, 5/15/2019	1,275,000	3,621,000	4,896,000	1,282,672	3,642,788	4,925,460
MA, Series 2663, 3.5%, 8/1/2033		970,000	970,000		982,589	982,589
NB, Series 2750, 4.0%, 12/15/2022	390,000	3,074,000	3,464,000	391,002	3,081,898	3,472,900
PB, Series 2727, 4.25%, 4/15/2023		7,087,500	7,087,500		7,169,341	7,169,341
ME, Series 2691, 4.5%, 4/15/2032	2,661,000		2,661,000	2,490,008		2,490,008
LC, Series 2682, 4.5%, 7/15/2032		5,470,000	5,470,000		5,104,423	5,104,423
PE, Series 2727, 4.5%, 7/15/2032	1,345,000	3,720,000	5,065,000	1,255,703	3,473,022	4,728,725
TG, Series 2690, 4.5%, 4/15/2032		3,750,000	3,750,000		3,496,402	3,496,402
HG, Series 2543, 4.75%, 9/15/2028	1,785,171	5,125,345	6,910,516	1,832,324	5,260,725	7,093,049
5.0%, 1/15/2033		9,590,000	9,590,000		9,452,144	9,452,144
EU, Series 2494, 5.0%, 4/15/2026	410,126		410,126	410,153		410,153
PE, Series 2721, 5.0%, 1/15/2023	940,000	6,928,000	7,868,000	900,495	6,636,840	7,537,335
QK, Series 2513, 5.0%, 8/15/2028		1,292,893	1,292,893		1,304,350	1,304,350
PE, Series 2512, 5.5%, 2/15/2022	935,000	585,000	1,520,000	956,380	598,377	1,554,757
BD, Series 2453, 6.0%, 5/15/2017	360,000	440,000	800,000	379,321	463,615	842,936
PX, Series 2097, 6.0%, 10/15/2027		3,328,227	3,328,227		3,406,244	3,406,244
GA, Series 2450, 6.25%, 10/15/2022		446,644	446,644		447,751	447,751
DA, Series 2444, 6.5%, 2/15/2030	32,975		32,975	33,008		33,008
3A, Series T-41, 7.5%, 7/25/2032	940,757	2,767,574	3,708,331	1,012,489	2,978,602	3,991,091
Federal National Mortgage Association:
3A2B, Series 2003-W10, 3.056%, 7/25/2037	1,390,000		1,390,000	1,388,047		1,388,047
NA, Series 2003-128, 4.0%, 8/25/2009	2,716,000	9,722,000	12,438,000	2,763,250	9,891,132	12,654,382
PU, Series 2003-33, 4.5%, 5/25/2033	1,942,796	397,006	2,339,802	1,988,843	406,416	2,395,259
WB, Series 2003-106, 4.5%, 10/25/2015	2,020,000	6,085,000	8,105,000	2,069,401	6,233,815	8,303,216
A2, Series 2002-W10, 4.7%, 8/25/2042	610,319	1,802,404	2,412,723	616,997	1,822,126	2,439,123
A2, Series 2002-W9, 4.7%, 8/25/2042	447,143	1,320,510	1,767,653	451,373	1,333,003	1,784,376
1A5, Series 2003-W14, 4.71%, 9/25/2043		7,858,932	7,858,932		8,051,574	8,051,574
2A3, Series 2003-W15, 4.71%, 8/25/2043	2,630,000	530,000	3,160,000	2,691,321	542,357	3,233,678
1A3, Series 2003-W18, 4.732%, 8/25/2033	1,350,000		1,350,000	1,378,916		1,378,916
KY, Series 2002-55, 4.75%, 4/25/2028		2,543,742	2,543,742		2,555,788	2,555,788
LA, Series 2002-50, 5.0%, 12/25/2029		4,697,040	4,697,040		4,783,694	4,783,694
KH, Series 2003-92, 5.0%, 3/25/2032	1,420,000		1,420,000	1,373,479		1,373,479
A2, Series 2002-W3, 5.5%, 10/25/2021		2,572,849	2,572,849		2,593,896	2,593,896
MC, Series 2002-56, 5.5%, 9/25/2017	1,180,000	935,000	2,115,000	1,222,453	968,639	2,191,092
PE, Series 2002-3, 5.5%, 8/25/2015	5,050,000	16,234,500	21,284,500	5,250,524	16,879,136	22,129,660
PD, Series 2002-31, 6.0%, 11/25/2021	7,000,000	15,200,000	22,200,000	7,351,138	15,962,470	23,313,608
QE, Series 2001-64, 6.0%, 4/25/2027		1,355,116	1,355,116		1,356,032	1,356,032
Z, Series 2001-14, 6.0%, 5/25/2031		1,374,371	1,374,371		1,416,412	1,416,412
HM, Series 2002-36, 6.5%, 12/25/2029	227,081		227,081	233,131		233,131
2A, Series 2003-W8, 7.0%, 10/25/2042		6,053,106	6,053,106		6,428,667	6,428,667
ZQ, Series G92-9, 7.0%, 12/25/2021		2,461,328	2,461,328		2,580,954	2,580,954
1A2, Series 2003-W3, 7.0%, 8/25/2042	977,046		977,046	1,037,403		1,037,403
FHLMC Structured Pass Through Securities:
A2B, Series T-56, 4.29%, 7/25/2036	2,660,000	7,440,000	10,100,000	2,704,361	7,564,078	10,268,439
3A, Series T-58, 7.0%, 9/25/2043	1,219,131	3,521,933	4,741,064	1,288,254	3,721,622	5,009,876
GMAC Commercial Mortgage Securities, Inc., “A3”, Series 1997-C1, 6.869%, 7/15/2029		3,115,233	3,115,233		3,379,784	3,379,784
Master Alternative Loan Trust:
7A1, Series 2004-4, 6.0%, 5/25/2034	355,000	1,065,000	1,420,000	362,322	1,086,966	1,449,288
2A1, Series 2004-3, 6.25%, 4/25/2034		7,265,000	7,265,000		7,493,628	7,493,628
3A1, Series 2004-5, 6.5%, 5/25/2034	430,000	1,310,000	1,740,000	448,208	1,365,470	1,813,678
8A1, Series 2004-3, 7.0%, 4/25/2034	1,190,999	3,987,055	5,178,054	1,248,913	4,180,931	5,429,844
Master Asset Securitization Trust:
3A2, Series 2003-2, 4.25%, 4/25/2033	2,206,956		2,206,956	2,211,398		2,211,398
8A1, Series 2003-6, 5.5%, 7/25/2033	1,933,159		1,933,159	1,967,958		1,967,958
Master Seasoned Securities Trust, “2A1”, Series 2003-1, 6.0%, 2/25/2033	1,287,383		1,287,383	1,305,406		1,305,406
NYC Mortgage Loan Trust, “A3”, Series 1996, 144A, 6.75%, 9/25/2019		4,100,000	4,100,000		4,420,169	4,420,169
Prudential Securities Secured Financing Corp., “A1”, Series 1999-C2, 6.955%, 6/16/2031	861,246		861,246	918,884		918,884
Residential Accredit Loans, Inc., “A5”, Series 2002-QS14, 5.125%, 9/25/2032	1,438,110		1,438,110	1,452,685		1,452,685
Residential Funding Mortgage Securities I:
A1, Series 2003-S2, 5.0%, 2/25/2033	900,329	1,300,282	2,200,611	908,105	1,311,513	2,219,618

	Balanced Par/Share Amount	Total Return Par/Share Amount	Total Return Fund Combined Pro Forma Par/Share Amount	Balanced Market Value ($)	Total Return Market Value ($)	Total Return Fund Combined Pro Forma Market Value ($)
A5, Series 2002-S6, 6.0%, 4/25/2017		2,319,409	2,319,409		2,340,819	2,340,819
Structured Asset Securities Corp., “2A1”, Series 2003-1, 6.0%, 2/25/2018	910,068	2,470,186	3,380,254	938,720	2,547,955	3,486,675
WAMU Mortgage Pass Through Certificates, “4A1”, Series 2004-CB1, 6.0%, 5/25/2034	800,000		800,000	819,875		819,875
Washington Mutual MSC Mortgage Pass-Through, Series, “1A1”, Series 2003-MS, 5.75%, 3/25/2033		1,939,070	1,939,070		1,952,108	1,952,108
Wells Fargo Mortgage Backed Securities Trust, “1A1”, Series 2003-6, 5.0%, 6/25/2018	2,335,658		2,335,658	2,351,830		2,351,830

Total Collateralized Mortgage Obligations and Commercial and Non-Agency Mortgage-Backed Securities (Cost $65,635,280, $212,587,151 and $278,222,431, respectively)				65,984,554	212,754,649	278,739,203

Municipal Investments 1.6%
Bergen County, Core City Go, Improvement Authority Governmental Loan Revenue :
4.75%, 3/15/2015		2,105,000	2,105,000		2,018,506	2,018,506
4.8%, 3/15/2016		2,315,000	2,315,000		2,213,811	2,213,811
Charlotte-Meckelberg, NC, Hospital Authority Health Care System Revenue, ETM, 5.0%, 8/1/2015		3,880,000	3,880,000		3,822,615	3,822,615
Dallas, TX, Airport Revenue, Industrial Airport Facilities, 6.6%, 11/1/2012	1,635,000		1,635,000	1,784,668		1,784,668
Denver, CO, School District (REV) Lease, School District Number 01, 6.82%, 12/15/2009	1,600,000		1,600,000	1,801,152		1,801,152
Hoboken, NJ, GO:
Series B, 3.57%, 2/1/2008		1,725,000	1,725,000		1,717,738	1,717,738
Series B, 3.97%, 2/1/2009		2,860,000	2,860,000		2,835,547	2,835,547
Hoboken, NJ, Core City GO, Series B, 3.8%, 1/1/2008	1,895,000		1,895,000	1,920,260		1,920,260
Illinois, State GO, 4.95%, 6/1/2023		4,665,000	4,665,000		4,286,062	4,286,062
Indian Wells, CA, Industrial Development Revenue, Redevelopment Agency, Series T, 4.48%, 9/1/2013		2,325,000	2,325,000		2,257,296	2,257,296
Indiana, State GO, Series 3, 5.15%, 7/15/2013	2,005,000		2,005,000	2,011,396		2,011,396
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013		2,990,000	2,990,000		2,937,675	2,937,675
New Jersey, Water & Sewer Revenue, District Water Supply, 5.19%, 7/1/2019		1,000,000	1,000,000		979,670	979,670
New York, Environmental Facilities Corp., Series B, 4.7%, 3/15/2011		5,350,000	5,350,000		5,330,472	5,330,472
Oregon, School District GO,Series A, Zero Coupon, 6/30/2014	6,855,000		6,855,000	3,978,436		3,978,436
Wisconsin, State (REV) Lease, Series A, 5.7%, 5/1/2026	1,180,000	3,200,000	4,380,000	1,175,835	3,188,704	4,364,539

Total Municipal Investments (Cost $12,785,014, $32,128,575 and $44,913,589, respectively)				12,671,747	31,588,096	44,259,843

Government National Mortgage Association 0.5%
Government National Mortgage Association:
3.75%, 6/20/2026	1,452,000		1,452,000	1,457,444		1,457,444
5.0%, 9/20/2033	1,287,998	3,689,677	4,977,675	1,251,679	3,585,638	4,837,317
6.0%, 3/20/2034		7,081,523	7,081,523		7,255,402	7,255,402

Total Government National Mortgage Association (Cost $2,743,924, $11,087,115 and $13,831,039, respectively)				2,709,123	10,841,040	13,550,163

US Government Backed 4.0%
US Treasury Bond:
5.375%, 2/15/2031		135,000	135,000		136,772	136,772
6.0%, 2/15/2026	8,878,000	28,847,000	37,725,000	9,600,722	31,195,319	40,796,041
US Treasury Note:
3.125%, 4/15/2009		725,000	725,000		709,141	709,141
5.0%, 8/15/2011	16,234,000	45,410,000	61,644,000	17,068,525	47,744,346	64,812,871
6.125%, 8/15/2007	2,761,000		2,761,000	3,029,226		3,029,226

Total US Government Backed (Cost $30,340,898, $81,230,011 and $111,570,909, respectively)				29,698,473	79,785,578	109,484,051

	Balanced Par/Share Amount	Total Return Par/Share Amount	Total Return Fund Combined Pro Forma Par/Share Amount	Balanced Market Value ($)	Total Return Market Value ($)	Total Return Fund Combined Pro Forma Market Value ($)
Cash Equivalents 2.5%
Scudder Cash Management QP Trust, 1.08%
(Cost $19,929,973, $47,479,185 and $67,409,157, respectively)	19,929,973	47,479,185	67,409,158	19,929,973	47,479,185	67,409,158

Total Investment Portfolio (Cost $647,486,791, $1,723,070,474 and $2,370,557,265, respectively)				730,135,569	1,997,174,892	2,727,310,461

CAPITALIZATION (UNAUDITED)

The following table sets forth the capitalization of each Fund as of April 30, 2004, and of the Total Return Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Balanced Fund	Total Return Fund	Pro Forma Adjustments	Total Return Fund Pro Forma Combined
Net Assets
Class A Shares	$—	$1,705,828,913	$—	$1,705,828,913
Class B Shares	$—	$213,725,565	—	$213,725,565
Class C Shares	$—	$54,068,959	—	$54,068,959
Class I Shares (2)	$—	$278,990	—	$278,990
Class AARP Shares	$331,366,928	$—	—	$331,366,928
Class S Shares	$394,536,719	$—	—	$394,536,719
Class R Shares	$—	$443,473	—	$443,473

Total Net assets	$725,903,647	$1,974,345,900	$—	$2,700,249,547

Shares outstanding
Class A Shares	—	197,125,803	—	197,125,803
Class B Shares	—	24,697,054	—	24,697,054
Class C Shares	—	6,264,023	—	6,264,023
Class I Shares (2)	—	32,180	—	32,180
Class AARP Shares	19,730,442	—	18,577,873	38,308,315
Class S Shares	23,545,948	—	22,065,233	45,611,181
Class R Shares	—	51,213	—	51,213
Net Asset Value per Share
Class A Shares	$—	$8.65	—	$8.65
Class B Shares	$—	$8.65	—	$8.65
Class C Shares	$—	$8.63	—	$8.63
Class I Shares (2)	$—	$8.67	—	$8.67
Class AARP Shares	$16.79	$—	—	$8.65
Class S Shares	$16.76	$—	—	$8.65
Class R Shares	$—	$8.66	—	$8.66

(1)	Assumes the merger had been consummated on April 30, 2004, and is for information purposes only. No assurance can be given as to how many shares of Total Return Fund will be received by the shareholders of Balanced Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Total Return Fund that actually will be received on or after such date.

(2)	Class I shares have been renamed Institutional Class shares.

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND

LIABILITIES AS OF APRIL 30, 2004 (UNAUDITED)

	Balanced Fund	Total Return Fund	Pro Forma Adjustments	Total Return Fund Pro Forma Combined
Investments, At Value	$730,135,569	$1,997,174,892	$—	$2,727,310,461
Other Assets Less Liabilities	(4,231,922)	(22,828,992)	$—	(27,060,914)

Total Net Assets	$725,903,647	$1,974,345,900	$—	$2,700,249,547

Net Assets
Class A Shares	$—	$1,705,828,913	$—	$1,705,828,913
Class B Shares	$—	$213,725,565	$—	$213,725,565
Class C Shares	$—	$54,068,959	$—	$54,068,959
Class I Shares(6)	$—	$278,990	$—	$278,990
Class AARP Class	$331,366,928	$—	$—	$331,366,928
Class S Shares	$394,536,719	$—	$—	$394,536,719
Class R Shares	$—	$443,473	$—	$443,473

Total Net Assets	$725,903,647	$1,974,345,900	$—	$2,700,249,547

Share Outstanding
Class A Shares	—	197,125,803	—	197,125,803
Class B Shares	—	24,697,054	—	24,697,054
Class C Shares	—	6,264,023	—	6,264,023
Class I Shares(6)	—	32,180	—	32,180
Class AARP Class	19,730,442	—	18,577,873	38,308,315
Class S Shares	23,545,948	—	22,065,233	45,611,181
Class R Shares	—	51,213	—	51,213
Net Asset Value per Share
Class A Shares	$—	$8.65	—	$8.65
Class B Shares	$—	$8.65	—	$8.65
Class C Shares	$—	$8.63	—	$8.63
Class I Shares(6)	$—	$8.67	—	$8.67
Class AARP Class	$16.79	$—	—	$8.65
Class S Shares	$16.76	$—	—	$8.65
Class R Shares	$—	$8.66	—	$8.66

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED APRIL 30, 2004 (UNAUDITED)

	Balanced Fund	Total Return Fund	ProForma Adjustments		Total Return Fund ProForma Combined
Investment Income:
Interest and Dividend Income	$15,774,085	$55,266,097	$—		$71,040,182

Total Investment Income	15,774,085	55,266,097			71,040,182

Expenses
Management Fees	3,386,999	11,309,040	(2,221,078	)(2)	12,474,961
Administrative Fee	2,937,045	2,754,697	(5,691,742	)(3)
Services to Shareholders	170,220	2,623,800	3,450,036	(4)	6,244,056
Custodian and Accounting Fees	14,130	41,246	262,879	(4)	318,255
Distribution Service Fees	—	7,488,575	—		7,488,575
Auditing	4,680	23,977	35,156	(4)	63,813
Legal	1,530	14,452	27,298	(4)	43,280
Trustees Fees	22,757	77,770	(5,389	)(4)	95,138
Reports to Shareholders	6,780	23,007	254,833	(4)	284,620
Registration Fees	2,430	27,695	64,944	(4)	95,069
All Other Expenses	14,613	76,889	(40,553	)(4)	50,949

Total Expenses Before Reductions	6,561,184	24,461,148	(3,863,616)		27,158,716
Expense Reductions	(718)	(676)	(31,587	)(5)	(32,981)

Expenses, Net	6,560,466	24,460,472	(3,895,203)		27,125,735

Net Investment Income (loss)	9,213,619	30,805,625	3,895,203		43,914,447

Net Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investments, Foreign Currency Related Transactions	52,421	(3,325,935)	—		(3,273,514)
Net Unrealized Appreciation (Depreciation) on Investments, and Foreign Currency Related Transactions	76,938,891	216,329,418	—		293,268,309

Net Increase In Net Assets From Operations	$86,204,931	$243,809,108	$3,895,203		$333,909,242

Notes to Pro Forma Combining Financial Statements

(Unaudited)

April 30, 2004

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended April 30, 2004 for Scudder Balanced Fund and Scudder Total Return Fund as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Scudder Balanced Fund in exchange for shares of Scudder Total Return Fund at net asset value. Following the acquisition, Scudder Total Return Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which may take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder Total Return Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the application of Scudder Total Return Fund’s lower management fee agreement to the pro forma combined average net assets.

3.	Represents a reduction in expense as Scudder Total Return Fund no longer has an Administrative Fee, effective September 30, 2003.

4.	Represents estimated increase (decrease) in expenses as a result of Scudder Total Return Fund being responsible for certain expenses formerly covered under its Administrative Fee or resulting from the merger.

5.	Class I shares have been renamed Institutional Class shares.

SCUDDER TOTAL RETURN FUND

Scudder Total Return Fund Class AARP and Class S shares

STATEMENT OF ADDITIONAL INFORMATION

December 3, 2004

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for Scudder Total Return Fund (the “Fund” or “Trust”), dated December 3, 2004, as amended from time to time. The prospectus may be obtained without charge by contacting 1-800-SCUDDER or Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and is available along with other related materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders dated October 31, 2003 and the Semiannual Report to Shareholders dated April 30, 2004 for the Fund accompanies this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus for the Fund.

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a diversified series of an open-end investment management company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, the Fund may not:

(1)	borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Trustees of the Fund have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Trust’s affairs. Nonfundamental policies may be changed by the Trustees of the Trust without requiring prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend to:

(a)	borrow money in an amount greater than 10% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

(b)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g)	invest more than 15% of net assets in illiquid securities.

(h)	lend portfolio securities in an amount greater than 33 1/3% of its total assets.

The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

The Fund may also invest up to 15% of its total assets in credit default swaps. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund’s assets may be invested in credit default swaps for the purposes of buying credit protection. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund may also borrow up to 5% of the Fund’s net assets against called and tendered bonds in the Fund. For the risks associated with borrowing, please see the “Borrowing” subsection of the “Investment Restrictions” section of the SAI.

Temporary Defensive Policy. For temporary defensive purposes, the Fund may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, the Fund would not be pursuing, and may not achieve, its investment objective.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

The Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. The Fund is a company of the type commonly known as a mutual fund. Scudder Total Return Fund is a series of Scudder Total Return Fund. Scudder Total Return Fund offers seven classes of shares: Class A, Class B, Class C, Class R, Institutional Class (formerly Class I), Class AARP and Class S shares.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM or the “Advisor”) in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund’s volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund’s borrowings will be fixed, the Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Bank Loans. The Fund may invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation.” When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”(TM)).

Debt Securities. The Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase “investment-grade” bonds, rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of the Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of the Fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While the Fund that invests in foreign countries offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of US equity securities. The Fund is designed as a long-term investment and not for short-term trading purposes. The Fund should be considered a complete investment program. The Fund’s net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect the Fund’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield/High Risk Bonds. The Fund may purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P or Fitch and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the Fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Indexed Securities. The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund’s portfolio as the fund’s assets increase (and thus have a more limited effect on the fund’s performance).

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the Securities and Exchange Commission (the “SEC”), which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund are actually engaged in borrowing through the interfund lending program, the Fund intend to comply with their nonfundamental policy regarding borrowing.

Investing in Emerging Markets. The Fund’s investments in foreign securities may be in developed countries or in countries considered by the Fund’s Advisor or Subadvisor to have developing or “emerging” markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor and Subadvisor believe that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and therefore no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, particularly in emerging markets, are generally higher than costs associated with transactions in US securities. Such transactions may also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest. Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund’s holdings. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of the Securities and Exchange Commission action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US. Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by the Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund’s net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Advisor and the Subadvisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due.

Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund’s assets should these conditions recur. The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund’s ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment-Grade Bonds. The Fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. The Fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) acquires a security (for purposes of this section, “Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. The Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

Short Sales Against the Box. The Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The Fund will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Fund replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Fund will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Fund may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in small company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in small company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving that fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund’s income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (i.e., the fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed, regular fee. The seller of protection provides the buyer with a contingent exchange that occurs upon a credit event.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Variable Rate Securities. The Fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. The Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

MANAGEMENT OF THE FUND

Investment Advisor

DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, 10154 and the subadvisor makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM together with its predecessors is one of the most experienced investment counsel firms in the US. Scudder was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor or the subadvisor manages the Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees.

Pursuant to an investment management agreement (the “Agreement”) with the Fund, the Advisor acts as the Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The current Agreement dated April 5, 2002 for the Fund had an initial term ending September 30, 2002 and continues from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust (“Independent Trustees” or “Non-interested Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminates in the event of their assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management consistent with the Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Code and to the Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating and monitoring contractual arrangements with various third-party service providers to the Fund (such as the Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund’s operating budget; processing the payment of the Fund’s bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets	Scudder Total Return Fund
$0 - $250 million	0.58%
$250 million - $1 billion	0.55
$1 billion - $2.5 billion	0.53
$2.5 billion - $5 billion	0.51
$5 billion - $7.5 billion	0.48
$7.5 billion - $10 billion	0.46
$10 billion - $ 12.5 billion	0.44
Over $12.5 billion	0.42

The advisory fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid:

The advisory fees paid by the Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal 2003	Fiscal 2002	Fiscal 2001
Scudder Total Return Fund	$11,239,708	$14,020,368	$16,859,518

Under its investment management agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Fund’s expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

The Fund is managed by a team of investment professionals who each play an important role in the Fund’s management process. Team members work together to develop investment strategies and select securities for the Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Fund, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund’s prospectus, as of the date of the Fund’s prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement. The Board of Trustees approved the renewal of the Fund’s advisory contract at a meeting held on September 23 and 24, 2004. As part of the annual contract review process, commencing in July, 2004, the Board, as a whole, the Independent Trustees, separately, and the Fund’s Oversight Committee met on several occasions to consider the renewal of the Fund’s investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee’s findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreement for the Fund are fair and reasonable and the continuance of the agreement is in the best interest of the Fund. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed the Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Adviser managed the Fund and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that the Fund was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committees and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreement and compliance with legal requirements; (ii) the management fees, expense ratios and asset size of the Fund relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of the Fund, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Fund relative to an appropriate peer group and a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Fund and its shareholders; and (vii) general information about the Advisor. With respect to investment performance, Fund expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an on-going basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed the Fund’s investment performance as well as the performance of a peer group of funds, and the performance of an appropriate combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance and steps taken by the Advisor to improve such underperformance. In particular, the Board noted that the Advisor has a process by which it identifies those funds whose performance ranks in the lowest quartile of their peer group (“Focus Funds”) and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds. The Board noted that the Fund has been identified as a Focus Fund, and that a change in portfolio management team was made in January 2003 as a part of the corrective process. The Board considered the analysis provided by the Advisor, which indicated that performance issues currently are based in large part upon Fund structural issues, and noted that the Advisor had recommended and the Board approved structural changes to address these issues.

Fees and Expenses. The Board considered the Fund’s management fee rates, expense ratios and asset size relative to an appropriate peer group of funds, including information about the expense limitation commitments from the Advisor. The Board also considered the Fund’s management fee rates as compared to fees charged by the Advisor and certain of its affiliates for non-investment company institutional accounts. The Board noted that the mix of services under the Fund’s investment management agreement versus those under the Advisor’s advisory agreements for non-investment company institutional accounts differ significantly. The Board also took note of the lower management fee schedule that would take effect upon the closing of a proposed reorganization with Scudder Balanced Fund and expense caps to which the Advisor had agreed for approximately three years in connection with the proposed reorganization.

Profitability. The Board considered the level of the Advisor’s profits with respect to the management of the Fund, including a review of the Advisor’s methodology in allocating its costs to the management of the Fund. The Board considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor’s overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Scudder Total Return Fund. The Board noted that the investment management fee for the Fund included eight breakpoints, designed to share economies of scale with the shareholders. The Board noted that these fees were lower than the fees charged to DeAM institutional clients investing in a similar style, and were reasonable compared to those paid by funds in the Fund’s peer group (as selected by an independent source). The Board also reviewed the expense ratios of each class of the Fund as compared to those of the Fund’s peer group, and concluded they were reasonable. The Board also took note of the lower management fee schedule that would take effect upon the closing of a proposed reorganization with Scudder Balanced Fund, in which the Fund would be the survivor, and expense caps to which the Advisor had agreed for approximately three years in connection with the proposed reorganization. The Board considered the Advisor’s profitability with respect to the Fund, and concluded it was within a reasonable range. In addition, the Board reviewed the incidental benefits that the Advisor had identified, including fees earned by affiliates for providing transfer agency and fund accounting services to the Fund. Taking into consideration all these factors, the Board concluded that the investment management fees were reasonable. The Board then compared the performance of the Fund for the 1-, 3- and 5-year periods ended December 31, 2003, as well as more recent performance, on both a gross and net of expenses basis. The Board noted that investment performance continues to lag, despite a change in portfolio management team in January 2003, although there had been slight improvement since that date. The Board considered the analysis provided by the Advisor, which indicated that performance issues are based in large part upon Fund structural issues, and concluded that in light of the structural changes proposed by the Advisor and approved by the Board that were designed to address these issues, the Advisor was taking appropriate steps to improve performance. After considering these and other factors, the Board, including all of the independent Trustees, determined it was in the best interest of the Fund and its shareholders to continue the investment management agreement to September 30, 2005.

Board Considerations in Connection with Approving the New Subadvisory Agreement

As a result of the Advisor’s recommendation of, and the Board’s approval of, changing the investment strategy of the Fund, the Advisor recommended that the Board approve a subadvisory agreement with Deutsche Asset Management Investment Services Limited (“DeAMIS”), a wholly-owned subsidiary of Deutsche Bank AG. In approving the subadvisory agreement, the Board noted that the fees to the subadvisor would be paid by the Advisor and that there would be no increased fees to the Fund. In addition, the Board noted that because the investment personnel who would manage certain of the assets under the new strategy were employed by DeAMIS, a subadvisory agreement with DeAMIS would be required.

Subadvisor. Effective November 2004, DeAMIS, One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for a portion of the assets of the Fund. DeAMIS serves as sub-advisor pursuant to the terms of a Subadvisory Agreement between it and the Advisor.

Under the terms of the Subadvisory Agreement, DeAMIS manages the investment and reinvestment of a portion of the Fund’s portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.50% of the Fund’s average daily net assets for assets allocated to DeAMIS.

The Subadvisory Agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Subadvisory Agreement.

The Subadvisory Agreement remains in effect until September 30, 2005 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the

Subadvisory Agreement shall continue in effect until September 30, 2005 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, or (b) by the shareholders or the Board of Trustees of the Trust. The Subadvisory Agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement.

Codes of Ethics

The Fund, the Advisor, the subadvisor and the Fund’s principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

FUND SERVICE PROVIDERS

Underwriter

The Trust, on behalf of the Fund has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Trust’s underwriting agreement dated April 5, 2002 was in effect until September 30, 2004 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Fund. The underwriting agreement of the Fund was last approved by the Trustees on September 24, 2004.

Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the fund, unless a Rule 12b-1 Plan is in effect which provides that the fund shall bear some or all of such expenses.

Although the Fund does not currently have a 12b-1 Plan for these classes, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Independent Registered Public Accounting Firm

The Financial Statements of the Fund are incorporated by reference in this Statement of Additional Information in reliance on the reports of Ernst & Young LLP, independent registered public accounting firm, 200 Clarendon Street, Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP, audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund and its Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Fund. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, SFAC may seek payment for its services under this agreement in the future.

Pursuant to an agreement between SFAC and State Street Bank and Trust Company (“SSB”), SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The cost and expenses of such delegation are borne by SFAC, not by the Fund.

Custodian, Transfer Agent and Shareholder Service Agent

SSB, 225 Franklin Street, Boston, Massachusetts 02109 as custodian, has custody of all securities and cash of the Fund held outside the United States. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

Scudder Service Corporation (“SSC”), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for the Fund. SSC also serves as shareholder service agent for the Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The Fund pays SSC an annual fee of $25.25 for each regular account (including Individual Retirement Accounts), $28.25 for each retirement account (excluding Individual Retirement Accounts; Class S shares only), $4.00 per account, as applicable, for closed retail accounts and $5.00 per account, as applicable, for closed retirement accounts (excluding Individual Retirement Accounts; Class S shares only).

Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. (“DST”), 333 West 11th Street, Kansas City, Missouri 64105, SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of fund shares whose interests are generally held in an omnibus account.

Custodians’ fees may be reduced by certain earnings credits in favor of the Fund.

PORTFOLIO TRANSACTIONS

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. In seeking most favorable net results, the Advisor will not include the value of any research services received. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or the Fund. The term “research services”, may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Consistent with its duty to seek most favorable net results, the Advisor is authorized when placing portfolio transactions, if applicable, to cause the Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services, even in circumstances when the Advisor receives proprietary research services. Although certain proprietary research services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than the Fund and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds and accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of Scudder Funds shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

The following shows total brokerage commissions paid for the past three fiscal years, as applicable and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

Scudder Total Return Fund: For the fiscal year ended October 31, 2003, October 31, 2002, and October 31, 2001, the Fund paid $750,031, $2,673,114 and $4,233,310 in total brokerage commissions.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2003 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of October 31, 2003
CitiGroup, Inc.	$27,337,000
Bank of America Corp.	$16,456,000
Morgan Stanley	$15,890,000
State Street Corporation	$10,996,000
CitiGroup, Inc.	$6,677,000
PNC Financial Services Corp.	$3,710,000
Wachovia Corp.	$985,000
Americredit Corp.	$398,000
LaBranche & Co., Inc.	$128,000

For the calendar year ended October 31, 2003 for the Fund the brokerage commissions paid were as follows:

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services	Dollar Amount of Transactions Allocated for Research Services
Scudder Total Return Fund	0%	0%	$579,821	$3,386,263,775

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows:

	Fiscal Year Ended October 31, 2003	Fiscal Year Ended October 31, 2002
Scudder Total Return Fund	108%	130%

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balances are $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to involuntary redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to involuntary redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, Scudder Service Corporation (the “Transfer Agent”), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day’s net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the fund, to forward the purchase order to (the “transfer agent”) in Kansas City by the close of regular trading on the Exchange.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder’s Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The fund may waive the minimum for purchases by trustees, directors, officers or employees of the fund or the Advisor and its affiliates.

All new investors in Class AARP of a fund are required to provide an AARP membership number on their account application. In addition, Class S shares of a fund will generally not be available to new investors.

Eligible Class S Investors. The following investors may purchase Class S shares of Scudder Funds:

1.	Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2.	Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.	Any retirement, employee stock, bonus pension or profit-sharing plans.

4.	Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5.	Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8.	Registered investment advisors (“RIAs”) may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9.	Broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program’s asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

10.	Broker dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder Funds as a fixed component of the program’s asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

Scudder Distributors, Inc. may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of the fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of the Fund’s shares at the offering price may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest fund distributions.

Redemption fee. The Fund may impose a redemption fee on shares held less than a period determined by the Board. Shareholders will be provided with 60-days notice before such a policy is implemented.

In-kind Redemptions. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds, subject to the provisions below.

Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder fund. Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which certain shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and December each year. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income and the diversification of its assets. The Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund’s distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Dividends from domestic corporations may comprise a substantial part of the Fund’s gross income. If any such dividends constitute a portion of the Fund’s gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares. The term “reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of total assets will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Investments in “passive foreign investment companies” could result in fund-level US federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a “qualified electing fund.”

The Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled is disclosed in the Fund’s annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security’s primary exchange. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

OFFICERS AND TRUSTEES

The following table presents certain information regarding the Trustees and Officers of the Fund as of December 3, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman since 2004, Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured homebuilding) (November 2004-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	87

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	87

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	87

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	87

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	87

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	87

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	87

Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001 - present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	87

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	87

Interested Trustees and Officers^2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler^3 (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	142

Julian F. Sluyters^4 (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy^5 (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert^4 (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Global Asset Management's Family of Funds (1994-2004)

Charles A. Rizzo^5 (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004 to present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette^5 (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz^4 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^6 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson^5 (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Kathleen Sullivan D'Eramo^5 (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Salvatore Schiavone^5 (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kevin M. Gay^5 (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
^3	Address: 280 Park Avenue, New York, New York
^4	Address: 345 Park Avenue, New York, New York
^5	Address: Two International Place, Boston, Massachusetts
^6	Address: One South Street, Baltimore, Maryland

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: The Fund’s Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit

Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held ten meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler and John G. Weithers. Alternate members are Donald L. Dunaway and Lewis A. Burnham. The Trust’s Valuation Committee held two meetings during calendar year 2003.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held five meetings during calendar year 2003.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Fund established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder Total Return Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(4) (5)
John W. Ballantine	$7,357	$0	$218,350
Lewis A. Burnham	$6,770	$0	$209,620
Donald L. Dunaway(1)	$8,824	$0	$239,200
James R. Edgar(2)	$5,640	$0	$175,210
Paul K. Freeman	$6,797	$0	$194,280
Robert B. Hoffman	$5,994	$0	$189,160
Shirley D. Peterson(3)	$7,098	$0	$207,790
Fred B. Renwick	$5,820	$0	$183,940
John G. Weithers	$6,388	$0	$185,380

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Dunaway are $19,798.
(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $17,149.
(3)	Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.
(4)	For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 87 funds/portfolios. Each Trustee currently serves on the boards of 31 DeAM trusts/corporations comprised of 87 funds/portfolios.
(5)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Directors of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee’s personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder Total Return Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	Over $ 100,000
Lewis A. Burnham	None	Over $ 100,000
Donald L. Dunaway*	$50,001-$100,000	Over $ 100,000
James R. Edgar*	None	Over $ 100,000
Paul K. Freeman	None	Over $ 100,000
Robert B. Hoffman	None	Over $ 100,000
Shirley D. Peterson	$10,001-$ 50,000	Over $ 100,000
Fred B. Renwick	None	Over $ 100,000
William N. Shiebler	None**	Over $ 100,000
John G. Weithers	$1-$ 10,000	Over $ 100,000

*	The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2003 Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.

As of November 12, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of November 12, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of November 12, 2004, 5,370.340 shares in the aggregate, or 13.32% of the outstanding shares of Scudder Total Return Fund, Institutional Class were held in the name of Scudder Trust Company Cust., IRA R/O Susan McCrindle Petrarca, 3041 Candlewood Ct, Flossmoor, IL 60422-1440 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 4,961.334 shares in the aggregate, or 12.31% of the outstanding shares of Scudder Total Return Fund, Institutional Class were held in the name of Scudder Trust Company TTEE, Gust M/P Donald L. Dunaway, 7011 Greentree Dr., Naples, FL 34108-7527 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 4,941.421 shares in the aggregate, or 12.26% of the outstanding shares of Scudder Total Return Fund, Institutional Class were held in the name of Scudder Trust Company TTEE, Gust M/P Donald L.

Dunaway, 7011 Greentree Dr., Naples, FL 34108-7527 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 16,309.118 shares in the aggregate, or 40.46% of the outstanding shares of Scudder Total Return Fund, Institutional Class were held in the name of Scudder Trust Company Cust., IRA R/O Nelson E Daus, 12512 Lorien Way, Oklahoma City, OK 73170-4728 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 30,869.443 shares in the aggregate, or 46.82% of the outstanding shares of Scudder Total Return Fund, Class R were held in the name of Scudder Trust Company, FBO Applied Energy Solutions LLC, 401(K) Plan, Attn: Asset Recon Dept. #063163, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 3,747.122 shares in the aggregate, or 5.68% of the outstanding shares of Scudder Total Return Fund, Class R were held in the name of SRW Contractors Supply Inc. 401K, James T. Warnat TTEE, FBO James T. Warnat, 22 Wildwood Dr., Newburyport, MA 01950-4517 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 3,638.750 shares in the aggregate, or 5.52% of the outstanding shares of Scudder Total Return Fund, Class R were held in the name of All Island Media Inc. 401K, Rich Megenedy TTEE, FBO All Island Media Inc., 2950 Vets Memorial Hwy, Bohemia, NY 11716 who may be deemed to be the beneficial owner of such shares.

As of November 12, 2004, 512,147.221 shares in the aggregate, or 8.93% of the outstanding shares of Scudder Total Return Fund, Class C were held in the name of MLPF&S For the Sole Benefit of Its Customers, Attn: Fund Administration #97D63, 4800 Deer Lake Dr., East 2nd Fl, Jacksonville, FL 32246-6484 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Lewis A. Burnham		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
Shirley D. Peterson		None
Fred B. Renwick		None
John G. Weithers		None

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund against the Fund, its directors/trustees and officers, the Fund’s investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Fund’s Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund’s investment advisor will survive the termination of the investment management agreement between the investment advisor and the Fund.

TRUST ORGANIZATION

Scudder Total Return Fund is a registered open-end management investment company organized as a business trust under the laws of Massachusetts on October 24, 1985, and effective January 31, 1986, the Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Total Return Fund, Inc., a Maryland corporation organized in 1963. Scudder Total Return Fund was known as Balanced Income Fund, until 1972 and as Supervised Investors Income Fund, Inc. until 1977.

Organizational Description

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class R, Institutional Class (formerly Class I), Class S and Class AARP shares are offered.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust, as amended, (the “Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust for the Fund provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declarations of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declarations of Trust, however, disclaims shareholder liability for acts or obligations of each Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the Trust’s Trustees. Moreover, the Declarations of Trust provide for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our Website at: aarp.scudder.com for Class AARP shares, myScudder.com for Class S shares, or scudder.com for all other classes or funds.

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated October 31, 2003, and the Semiannual Report to Shareholders of the Fund dated April 30, 2004 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

ADDITIONAL INFORMATION

The CUSIP numbers for each class of Scudder Total Return Fund are:

Class AARP: 81123H-708

Class S: 81123H-609

The Fund has a fiscal year ending October 31.

The Fund’s prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.